                                                                    EXHIBIT 10.4

     Portions of this exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. The redacted portions are identified by an asterisk indicating deleted information.








                                   AGREEMENT

                         DATED AS OF FEBRUARY 13, 1995

                                    BETWEEN

                                 MTV ASIA LDC

                                      AND

                       FOUR MEDIA COMPANY ASIA PTE LTD.

                               TABLE OF CONTENTS

                                                                                    PAGE(S)
                                                                                    -------
  1.       USE OF PREMISES, CREWS, SERVICES AND EQUIPMENT..........................    1

  2.       TERM; CANCELLATION OPTION; CANCELLATION FEE; AMELIORATION MEASURES......    5

  3.       FAILURE TO SATISFY......................................................    6

  4.       CREWS AND MEALS.........................................................    7

  5.       MATERIALS TO BE SUPPLIED BY MTVA........................................   11

  6.       CONSIDERATION...........................................................   11

  7.       SECURITY; INSURANCE.....................................................   19

  8.       DELAYS OR ADDITIONAL EXPENSES DUE TO EQUIPMENT FAILURE OR 4MCA PERSONNEL   21

  9.       TERMINATION.............................................................   23

  10.      ENGINEERING AND MAINTENANCE.............................................   25

  11.      PERSONNEL...............................................................   27

  12.      PRINCIPAL MANAGERS......................................................   28

  13.      OVERHEAD................................................................   28

  14.      PUBLICITY; PRESS RELEASES...............................................   28

  15.      CLOSED SET..............................................................   29

  16.      4MCA REPRESENTATIONS, WARRANTIES AND COVENANTS..........................   29

  17.      MTVA REPRESENTATIONS, WARRANTIES AND COVENANTS..........................   30

  18.      INDEMNITIES.............................................................   32

  19.      FORCE MAJEURE...........................................................   34

  20.      ASSIGNMENT..............................................................   35

  21.      WAIVER NOT CONSENT......................................................   35

  22.      NOTICES.................................................................   35

  23.      APPLICABLE LAW; JURISDICTION............................................   37

  24.      PROPRIETARY INFORMATION.................................................   38

  25.      ADDITIONAL SERVICES......................................................  39

  26.      ATTORNEYS' FEES..........................................................  39

  27.      END OF TERM..............................................................  40

  28.      ENTIRE AGREEMENT.........................................................  40

  29.      CONSENT NOT UNREASONABLY WITHHELD........................................  40

  30.      SURVIVAL OF INDEMNITIES..................................................  40

  31.      FURTHER INSTRUMENTS......................................................  40

  32.      SEVERABILITY.............................................................  40

  33.      COUNTERPARTS.............................................................  41

  34.      GUARANTIES...............................................................  41

  35.      CHANGES IN TAX LAW.......................................................  41

  36.      REASONABLE EFFORTS.......................................................  41

  37.      CONTRAVENTION OF LAWS....................................................  41

  38.      CHANGES IN LABOR LAW.....................................................  41

  39.      EXECUTION OF LEASE.......................................................  42

  40.      EMPLOYMENT CONTRACTS AND OTHER EMPLOYMENT DOCUMENTATION..................  42

           SCHEDULES................................................................  44

                                                                    EXHIBIT 10.4

     This Agreement (the "Agreement"), dated as of February 13, 1995, is entered into by and between MTV Asia LDC, Treasury Building, 8 Shenton Way, #01-01, Republic of Singapore 0106 ("MTVA"), and Four Media Company Asia PTE Ltd., 30 Choon Guan Street, Republic of Singapore 0207 ("4MCA").

     1.  USE OF PREMISES, CREWS, SERVICES AND EQUIPMENT
         ----------------------------------------------

     1.1. 4MCA agrees to furnish for the use of MTVA certain premises located at 30 Choon Guan Street, Republic of Singapore, as listed in, and of the size described in, SCHEDULE A attached hereto and made a part hereof (collectively,
              ----------
the "Premises"). At no cost to MTVA, 4MCA shall renovate the Premises in accordance with that certain floor plan which has been provided to MTVA by 4MCA, which floor plan is attached hereto and made a part hereof as SCHEDULE F (the
                                                              ----------
"Floor Plan"). By MTVA's execution of this Agreement, MTVA shall be deemed to have approved the Floor Plan in the form of SCHEDULE F. If either party desires
                                            ----------
to implement any material change to the Floor Plan, any such change shall only be implemented upon the prior written approval of the other party. MTVA shall have the right to consult with 4MCA with respect to the design, carpeting and painting of the Premises.

     1.2. 4MCA agrees to furnish for the exclusive use of MTVA certain production, on-line editing, audio mixing, subtitling, origination and library personnel, all as more specifically described in SCHEDULE B attached hereto and
                                                 ----------
made a part hereof, and any other similar personnel that are added pursuant to Paragraphs 4.1(c) and 6.6 (collectively, the "Crews"). SCHEDULE B also sets
                                                        ----------
forth each particular Crew position, the number of Crew members for each such position, the work week and work hours for each Crew member, and the budgeted total compensation for each Crew member.

     1.3. 4MCA agrees to furnish certain services to enable MTVA to produce, videotape and transmit programming to an interconnect on the terms and conditions hereunder, including, without limitation, production studio services, production control room services, on-line editing services, off-line editing services, audio mixing services, graphics services, subtitling services, origination services, videotape library services, and other services, all as more particularly described in SCHEDULE C attached hereto and made a part hereof
                               ----------
(collectively, the "Services").   MTVA acknowledges that the Services to be
provided hereunder shall be limited to those services which are capable of being provided from the Premises (except for off-line editing, which shall be provided from two edit bays located on premises leased by MTVA, for which 4MCA shall be responsible solely for providing and maintaining certain off-line editing equipment and shall not be responsible for off-line editing personnel), and shall also be limited by the Equipment (as hereinafter defined) to be provided hereunder pursuant to Paragraph 1.4.

     1.4. 4MCA agrees to furnish and maintain certain equipment to enable MTVA to produce, videotape and transmit programming to an interconnect on the terms and conditions hereunder, as generally described in SCHEDULE C, and as more
                                                    ----------
specifically detailed on an
item-by-item basis in SCHEDULE D attached hereto and made a part hereof
                      ----------
(collectively, the "Equipment").

     1.5. 4MCA agrees to furnish a local satellite downlink capability to the Premises to provide access to one or more satellite transponders as requested by MTVA, on which MTVA programming may be carried, if and only if 4MCA makes the determination, in its sole and absolute discretion, after using all reasonable efforts, that the following conditions are or can be reasonably satisfied:

     (a) the ability to construct, operate and maintain small aperture receive-only antenna(s) is technically feasible;

     (b) the landlord on whose property the antenna is to be placed grants permission for the placement of such antenna;

     (c) 4MCA is granted the appropriate licenses (the "TVRO License") to install and operate the downlink antenna from the Singapore Broadcasting Authority and any other appropriate governmental licensing agencies (in which event the term of 4MCA's services under this Paragraph 1.5 shall be co-extensive with the term of such licenses);

     (d) 4MCA and MTVA can mutually agree on a reasonable fee for such downlink services, which fee shall be in addition to the fees described in Paragraph 6.1 hereof; and

     (e) MTVA obtains all applicable licenses, as required, for the signal to be transmitted from 4MCA's downlink antenna at the Premises to MTVA's premises and MTVA complies with all of the material terms and conditions of such licenses (but only if MTVA requests that the signal be transmitted to MTVA's premises).

     To the extent 4MCA defaults in its obligations as set forth in this Paragraph 1.5, such default shall not be deemed a "Default" for purposes of Paragraph 9.1 hereof, nor shall the technical specifications set forth in SCHEDULE H be applicable to the services which may be provided pursuant to this
----------
Paragraph 1.5.

     1.6. In connection with the origination services to be provided by 4MCA as described on SCHEDULE C, 4MCA shall use all reasonable efforts to implement
             ----------
certain systems and procedures in order to maintain the reliability of the origination services to be provided hereunder, which systems and procedures are described in Paragraph 7.6 of SCHEDULE C.
                              ----------

     1.7. Subject to the terms of Paragraph 1.8 hereof, MTVA shall have the right to inspect and approve the Premises prior to the commencement of the Term (as defined in Paragraph 2.1) to determine compliance with subparagraphs (a),
(b) and (c) of this Paragraph

1.7. 4MCA hereby acknowledges and agrees that MTVA shall only be obligated to commence payments of the fees set forth in Paragraph 6 below on the Actual Commencement Date (as defined in Paragraph 1.8(b) hereof) if and when:

     (a) the Premises have been renovated in substantial compliance with the Floor Plan;

     (b) the Premises are operational for the use intended by and described in this Agreement (except as set forth in Paragraph 1.10 hereof); and

     (c) the Premises may be lawfully occupied, as determined by the appropriate local authorities, and used for the intended purposes described herein. In connection therewith, 4MCA shall deliver to MTVA copies of any and all certificates or other documents it may possess evidencing the satisfaction of this subparagraph (c), if applicable. MTVA acknowledges and agrees that, notwithstanding 4MCA's failure to receive a Certificate of Statutory Completion in connection with the Premises as evidence of compliance with this subparagraph
(c) as of the date 4MCA delivers the Commencement Notice (as hereinafter defined) to MTVA, if 4MCA has received, as of such date, a Temporary Occupation Permit which permits the Premises to be lawfully occupied and used in the manner intended by and described in this Agreement, then 4MCA shall be deemed to have satisfied this subparagraph (c) with respect to lawful occupancy of the Premises.

     1.8. MTVA shall determine in good faith whether the conditions set forth in Paragraph 1.7 have been reasonably satisfied in accordance with the following procedures:

     (a) 4MCA shall notify MTVA in writing that the conditions set forth in Paragraph 1.7 have been satisfied (the "Commencement Notice").

     (b) MTVA shall have seven (7) business days from the date of its receipt of the Commencement Notice to approve or disapprove the conditions set forth in Paragraph 1.7. If MTVA approves the conditions set forth in Paragraph 1.7, MTVA shall deliver written confirmation of such approval within the seven (7)- business day period set forth above. If the date of such confirmation is on or prior to April 15, 1995, then April 15, 1995 shall be the "Actual Commencement Date" hereunder. If the date of such confirmation is after April 15, 1995, then the date of such confirmation shall be the Actual Commencement Date hereunder. If MTVA disapproves one or more of the conditions set forth in Paragraph 1.7, MTVA shall deliver written notice of disapproval to 4MCA within such seven (7)- business day period set forth above, specifying the particular reason(s) for disapproval. MTVA's failure to respond in writing to the Commencement Notice within seven (7) business days after receipt thereof shall be deemed MTVA's approval of the conditions set forth in Paragraph 1.7 above and, in such event, the Actual Commencement Date will be the later of (i) April 15, 1995 or (ii) seven (7) business days after MTVA's receipt of the Commencement Notice.

Notwithstanding the foregoing, if MTVA commences to utilize a portion of the Premises, Crews, Services and Equipment pursuant to Paragraph 1.10 hereof in connection with any particular activity to be provided hereunder in the manner intended by, and described in, this Agreement, then MTVA shall not use or cite such particular activity as a basis on which to disapprove the conditions set forth in Paragraph 1.7 (unless such portion of the Premises, Services, Crews and Equipment that are utilized in connection with such particular activity no longer complies with the conditions set forth in Paragraph 1.7).

     1.9. MTVA shall have the exclusive use of all Premises and Crews described in SCHEDULES A and B during the Regular Hours (as defined in Paragraph 4.4) with
   -----------     -
respect to production, on-line editing, audio mixing, subtitling and graphics Services and at all times with respect to origination and library Services.
MTVA shall be given scheduling priority over any other 4MCA customer in connection with the production, on-line editing, audio mixing, subtitling and graphics Premises and Crews during Overtime Hours, Weekend Hours and Holiday Hours (all as defined in Paragraph 4.7), in accordance with the provisions set forth in Paragraph 4.7. The production studio and production control rooms shall be exclusively available to MTVA, unless 4MCA obtains MTVA's consent to use such facilities for 4MCA's other customers, which consent may be withheld by MTVA in its sole and absolute discretion. MTVA acknowledges that 4MCA may provide services, facilities, personnel and equipment to other customers of 4MCA which may be similar to the Premises, Services, Crews and Equipment to be provided to MTVA hereunder. MTVA acknowledges that such similar facilities, services, personnel and equipment may be provided by 4MCA from the Premises. 4MCA represents and warrants that its provision of facilities, services, personnel and equipment to such other 4MCA customers will in no way infringe upon MTVA's rights under this Agreement or adversely affect 4MCA's obligations hereunder.

     1.10. Prior to the Actual Commencement Date and subject to the next four sentences of this Paragraph 1.10, at MTVA's request, 4MCA may provide a portion of the Premises, Crews, Services and Equipment in accordance with the Pre-Commencement Fee Schedule set forth on SCHEDULE G attached hereto and made a
                                       ----------
part hereof. If the Premises, Crews, Services and Equipment to be used in connection with any particular activity to be provided hereunder (for example, origination) satisfy the conditions set forth in Paragraph 1.7 for use in the manner intended by, and described in, this Agreement prior to the Actual Commencement Date, then, if MTVA requests the commencement of such particular activity, 4MCA shall be obligated to commence the provision of such Premises, Crews, Services and Equipment to MTVA and MTVA shall be obligated to commence paying a prorated portion of the Monthly Base Fee (as defined in Paragraph 6.1(a)(ii)) for such Premises, Crews, Services and Equipment, in accordance with the Pre-Commencement Fee Schedule. The date on which 4MCA commences its provision of the Premises, Crews, Services and Equipment in connection with any particular activity pursuant to the prior sentence shall be referred to as the "Pre-Commencement Date". Notwithstanding the foregoing, if the Premises, Crews, Services and Equipment to be used in connection with any particular activity to be provided hereunder do not fully satisfy the conditions set forth in Paragraph 1.7 prior to the Actual Commencement Date, but 4MCA and MTVA agree that MTVA shall nevertheless commence utilizing such Premises, Crews, Services and Equipment in connection with such particular activity in a manner other than as specifically intended for use by and described in this Agreement, then (a) MTVA shall not be obligated to commence payment in accordance with the Pre-Commencement Fee Schedule, but rather shall pay to 4MCA an amount equal to 4MCA's actual documented costs incurred in connection with the provision of such Premises, Crews, Services and Equipment (but in no instance shall the amount be greater than the amount payable in accordance with SCHEDULE G), and (b) MTVA shall not be obligated
                           ----------
to pay for the full complement of Crew members in connection with such particular activity, but rather shall be obligated to pay 4MCA's actual documented costs in connection with those Crew members who are actually being utilized during such pre-commencement period (but in no instance shall the amount be greater than the amount payable in accordance with SCHEDULE G).
                                                             ----------
4MCA's obligation to provide the Premises, Crews, Services and Equipment pursuant to this Paragraph 1.10 shall at all times take priority over any potentially conflicting arrangement or relationship with any other 4MCA customer or other party.

     2.  TERM; CANCELLATION OPTION; CANCELLATION FEE; AMELIORATION MEASURES
         ------------------------------------------------------------------

     2.1. The term of this Agreement (the "Term") shall commence on the Actual Commencement Date and shall continue through and including April 14, 2002 (the "Termination Date"), subject to earlier termination as provided herein.

     2.2. (a) MTVA shall have the option, in its sole discretion, to cancel this Agreement (the "Cancellation Option") as of the date which is five (5) years from April 15, 1995 (the "Cancellation Date"), exercisable by written notice to 4MCA no less than one (1) year prior to the Cancellation Date. If MTVA fails to deliver such notice to 4MCA at least one (1) year prior to the Cancellation Date, MTVA shall be deemed to have waived the Cancellation Option.

     (b) If MTVA exercises the Cancellation Option, then on the Cancellation Date, MTVA shall be obligated to pay to 4MCA a cancellation fee in an amount
equal to                    *                     of the actual aggregate
documented costs of the Initial Equipment, Installation and Wiring Expenditures (as defined in, and determined pursuant to, Paragraph 6.4(a)), but in no event
to exceed                 *                            *          (the
"Cancellation Fee").

     2.3. If and when MTVA delivers written notice to 4MCA of its exercise of the Cancellation Option in accordance with Paragraph 2.2(a) , 4MCA shall be obligated to use all reasonable efforts during the one-year period prior to the Cancellation Date to ameliorate 4MCA's potential business losses as the result of MTVA's exercise of the Cancellation Option, including without limitation, using all reasonable efforts to secure replacement customers to utilize the Premises, Services and Crews during the two-year period following the Cancellation Date and/or using all reasonable efforts to sell the Equipment.

     2.4. Notwithstanding the provisions of Paragraph 2.2(b), if 4MCA is successful in finding a replacement customer or customers who will pay substantially the same fee that MTVA would have paid hereunder during the two-year period following the Cancellation Date, then MTVA shall not be obligated to pay the Cancellation Fee to 4MCA.

     2.5. If 4MCA is unable to find such replacement customer(s) but is able to sell substantially all of the Equipment for an aggregate purchase price in
excess of the lesser of:  (a)                      *
   * of the actual aggregate documented costs of the Initial Equipment, Wiring and Installment Expenditures (as determined pursuant to Paragraph 6.4(a))
or (b)                                 *
      * (such excess dollars to be referred to as the "Excess Equipment Price"), then the Cancellation Fee shall be reduced on a dollar-for-dollar basis by the amount of the Excess Equipment Price.

     2.6. If 4MCA is able to find a replacement customer or customers who will utilize a portion (but less than substantially all) of the Premises, Services and Crews (but only with respect to those Crew members under written contract or to whom severance would be owing upon termination of such Crew members' services) during the two year period following the Cancellation Date, and is also able to sell a portion of the Equipment, then 4MCA and MTVA shall negotiate in good faith to determine the appropriate reduction in the Cancellation Fee. 4MCA shall negotiate in good faith with, and use all reasonable efforts to contact, all potential buyers, customers and/or other parties in order to accomplish the amelioration measures set forth in Paragraphs 2.3 through 2.6.

     3.  FAILURE TO SATISFY
         ------------------

     In the event that the Premises do not satisfy the terms of subparagraphs
(a), (b) or (c) of Paragraph 1.7 above and such failure to satisfy (a "Premises Failure") exists on or after April 15, 1995 (which shall not include a Premises Failure that is directly caused by either (a) a Force Majeure Event or (b) any unreasonable act or failure to act by MTVA (including without limitation and for illustration purposes only, a Premises Failure relating to MTVA's approval rights set forth in Paragraph 4.1(b) below) or (c) any other event not within 4MCA's control (including without limitation and for illustration purposes only,
(i) reasonably unforeseen delays in the delivery of any Equipment listed on SCHEDULE D or (ii) the reasonably unforeseen failure of the Landlord to act
----------
regarding the installation of certain equipment by the Landlord pursuant to the Lease or (iii) delays (which delays are reasonably unforeseen as of the date hereof, or thereafter are unforeseen in the exercise by 4MCA of all reasonable efforts) in the granting of appropriate required licenses and/or permits by the appropriate local authorities, so long as 4MCA has taken all necessary actions to obtain such required licenses and permits)), and the Premises Failure continues to exist as of May 15, 1995 (the "Penalty Date"), then 4MCA shall be in material breach of this Agreement and MTVA shall have the right, among other remedies available to it hereunder or at law or equity, to terminate this Agreement forthwith and MTVA shall have no obligation to 4MCA of any nature whatsoever (other than MTVA's pre-commencement payment obligations to 4MCA under Paragraph 1.10 hereunder, if applicable).

     4.  CREWS AND MEALS
         ---------------

     4.1.  (a)  4MCA shall furnish MTVA with the Crews described in SCHEDULE B
                                                                    ----------
on the terms set forth herein. The employment of all persons (and any individual who replaces any such person during the Term) comprising the Crews listed in SCHEDULE B will be subject to MTVA's reasonable approval, as more
          ----------
specifically set forth in Paragraph 4.1(b) below.

           (b) SCHEDULE B attached hereto and made a part hereof sets forth the
               ----------
initial individual (by job description) and aggregate budgeted annualized Crew
costs of                                 *
U.S. Dollars      *       (the "Budgeted Crew Costs") necessary for
implementation of this Agreement on April 15, 1995. For each individual Crew member, the Budgeted Crew Costs include base compensation, benefits and taxes, holiday compensation, if applicable, and an expatriate allowance, if applicable (collectively for each individual Crew member "Total Compensation").

     (i) From time to time after the execution of this Agreement but in any event no less than thirty (30) days prior to April 15, 1995, 4MCA shall deliver to MTVA a notice or notices containing the name(s) of proposed Crew member(s) and corresponding proposed Total Compensation (each a "Crew Notice"). MTVA shall have the right to reasonably approve or disapprove each Crew member for any reason; provided, however, if MTVA desires to disapprove a particular Crew member on the basis of Total Compensation alone, MTVA may only do so if the proposed Total Compensation for such Crew member, as set forth in the Crew Notice, exceeds the Total Compensation, by job title, for such Crew member as set forth on SCHEDULE B. If MTVA disapproves a particular Crew member on the
             ----------
basis of proposed Total Compensation as set forth in the Crew Notice, MTVA shall have thirty (30) days from the date of receipt of the particular Crew Notice to find a replacement Crew member at a Total Compensation equal to or less than the level set forth in the Crew Notice (even if such Total Compensation set forth in the Crew Notice is in excess of the level set forth on SCHEDULE B). If MTVA is
                                                       ----------
unable to find a replacement Crew member at a Total Compensation equal to or less than that set forth in the Crew Notice within such thirty (30) day period, MTVA shall be deemed to have approved the individual Crew member and corresponding Total Compensation set forth in the Crew Notice. If MTVA locates a replacement Crew member at a Total Compensation equal to or less than that set forth in the Crew Notice, then 4MCA shall be obligated to hire such replacement Crew member at such equal or lesser Total Compensation level.

     (ii) MTVA shall have fifteen (15) business days from the date of receipt of a particular Crew Notice to disapprove a particular Crew member for any reason other than Total Compensation. MTVA shall deliver notice to 4MCA of MTVA's disapproval of such particular Crew Member within such fifteen (15) business day period, stating the particular reason for MTVA's disapproval. MTVA may provide such notice verbally or in writing, but if 4MCA so requests, MTVA shall confirm any verbal notice in writing. If MTVA fails to notify 4MCA in writing of MTVA's disapproval within such fifteen (15) business day period, MTVA shall be deemed to have approved such particular Crew member (unless MTVA disapproves such particular Crew member on the basis of Total Compensation, in which case the provisions of subparagraph (i) above shall be applicable).

     (iii) To the extent the aggregate actual Crew costs as of April 15, 1995 exceed the aggregate Budgeted Crew Costs (taking into account the possible exercise by MTVA of the procedures set forth in this Paragraph 4.1(b)), then the Annual Base Fee (as defined in Paragraph 6.1(a)) will be increased by an amount equal to * of such difference.

     (iv) To the extent the aggregate actual Crew costs as of April 15, 1995 are less than the aggregate Budgeted Crew Costs (taking into account the possible exercise by MTVA of the procedures set forth in this Paragraph 4.1(b)), then the Annual Base Fee will be decreased by a net amount equal to * of such difference.

     (c) From and after the Actual Commencement Date and subject to paragraph
6.6 hereof, MTVA retains the right, in MTVA's sole and absolute discretion, to add individual Crew members to, or remove individual Crew members from, the complement of Crew members and negotiate the consideration paid for any such additions or removals accordingly (and upon any such removal, MTVA, in its sole and absolute discretion, may also elect to delete the corresponding Crew position from the Crew complement). MTVA shall be billed monthly in an amount equal to the monthly consideration to be paid for any additional Crew members added by MTVA in accordance with this paragraph and Paragraph 6.6 hereof. If at any time during the Term MTVA determines to cause the termination of Crew members required hereunder, and if the particular Crew members whose services are terminated hereunder have been employed pursuant to written long-term contracts and/or would be entitled to receive severance payments upon termination of employment pursuant to any written agreement or in accordance with Local Laws and Practice (as hereinafter defined), then MTVA shall be obligated to pay to 4MCA an amount equal to the aggregate severance payments owing to any and all such terminated Crew members. As used in this Agreement, the term "Local Laws and Practice" shall mean any and all applicable laws, rules, regulations, statutes, acts, administrative requirements and related legislation of the Republic of Singapore with respect to labor matters as such matters relate to the Crews, and all other mandatory rules, regulations and practices imposed by the Singapore government.

     4.2.  4MCA shall make the Crew members listed on SCHEDULE B under
                                                      ----------
"Production Studio", "Production Control Room", "Production Audio Control Room" and "Production Video Tape" and any other similar Crew members that are added to the complement of Crew members pursuant to Paragraphs 4.1(c) and 6.6 (collectively, "Studio Crew") available to MTVA exclusively on a Monday through Friday schedule, in accordance with the hours set forth on SCHEDULE B with each
                                                           ----------
day consisting of nine hours, including a meal period of up to one hour (the "Regular Production Hours"), except for the holidays set forth in SCHEDULE B-1
                                                                  ------------
("Holidays"). Weekly call schedules may be requested by MTVA no later than the previous Friday at noon, and 4MCA shall use its best efforts to accommodate such schedule. Daily call schedule amendments may be requested by MTVA by 6:00 p.m. or at the end of the taping day, whichever is later, on the day prior to the date such amended call schedule is to become effective, and 4MCA shall use its best efforts to accommodate such schedule.

     4.3.  4MCA shall make the Crew members listed on SCHEDULE B under "Edit 1",
                                                      ----------
"Edit 2", "Edit 3" and "Edit Other" and any other similar Crew members that are added to the complement of Crew members pursuant to Paragraphs 4.1(c) and 6.6 (collectively, "Edit Crew") and Crew members listed on SCHEDULE B under "Audio
                                                       ----------
Mixing Room" and any other similar Crew members that are added to the complement of Crew members pursuant to Paragraphs 4.1(c) and 6.6 (collectively, "Audio Mixing Crew") available to MTVA exclusively on a Monday through Friday schedule, in accordance with the hours set forth on SCHEDULE B, with each day consisting
                                          ----------
of nine hours including a meal period of up to one hour (the "Regular Edit and Audio Mixing Hours"), except for Holidays. 4MCA shall use its best efforts to accommodate requests for changes to the daily schedule, in accordance with Paragraph 4.7 below. Regular Production Hours and Regular Edit and Audio Mixing Hours shall sometimes collectively be referred to herein as the "Regular Hours".

     4.4.  4MCA shall make the Crew members listed on SCHEDULE B under
                                                      ----------
"Subtitling 1" and "Subtitling 1/2" and any other similar Crew members that are added to the complement of Crew members pursuant to Paragraphs 4.1(c) and 6.6 (collectively, "Subtitling Crew") exclusively available to MTVA, with each week consisting of seven days, in accordance with the shifts and hours set forth on SCHEDULE B, with each day consisting of nine hours including a meal period of up
----------
to one hour, except for Holidays. 4MCA shall use its best efforts to accommodate requests for changes to the daily schedule, in accordance with Paragraph 4.7 below.

     4.5.  4MCA shall make the Crew members listed on SCHEDULE B under
                                                      ----------
"Origination" and any other similar Crew members that are added to the complement of Crew members pursuant to Paragraphs 4.1(c) and 6.6 (collectively, "Origination Crew") available to MTVA on an exclusive basis at all times during the Term, each week to consist of 168 hours of continuous seven (7) day per week coverage between and including Monday through Sunday, including all Holidays, in eight and one-half hour shifts, including a meal period of one-half hour.

     4.6.  4MCA shall make the Crew members listed on SCHEDULE B under "Library
                                                      ----------
Facility" and any other similar Crew members that are added to the complement of Crew members pursuant to Paragraphs 4.1(c) and 6.6 (collectively, "Library Crew") available to MTVA on an exclusive basis in accordance with the Monday through Sunday schedule set forth in SCHEDULE B, in eight and one-half hour
                                     ----------
shifts, including a meal period of one-half hour, except for Holidays which will be worked with a reduced Crew that is proportional to actual origination and other related activities. 4MCA shall use its best efforts to accommodate requests for changes to the Library Crew schedule, in accordance with Paragraph
4.7 below.

     4.7. If MTVA requests that 4MCA provide the Studio Crew, Edit Crew, Subtitling Crew and/or Audio Mixing Crew in excess of the Regular Hours, such additional hours shall be deemed "Overtime Hours". If MTVA requests that 4MCA provide the Studio Crew, Edit Crew, Subtitling Crew and/or Audio Mixing Crew during a weekend, such hours shall be deemed "Weekend Hours". Notwithstanding the above, work begun on a Friday which continues beyond midnight and is in excess of Regular Hours shall be deemed Overtime and not Weekend Hours. If MTVA requests that 4MCA provide the Studio Crew, Edit Crew, Subtitling Crew and/or Audio Mixing Crew during a Holiday, the hours worked during the Holiday shall be deemed "Holiday Hours", except that work begun on a non-Holiday which continues into a Holiday shall not be deemed Holiday Hours. MTVA shall have priority over any other 4MCA customer in connection with securing Crew members to work during Overtime Hours, Weekend Hours and Holiday Hours; provided however, that MTVA shall not unreasonably seek to extend its use of the Premises, Services and Crews into Overtime Hours, Weekend Hours and/or Holiday Hours, and provided further that MTVA shall use its best efforts to notify 4MCA within a reasonable time period of its need for such Overtime Hours, Weekend Hours and/or Holiday Hours.

     4.8. MTVA shall use all reasonable efforts to provide each member of the Studio Crew, Edit Crew, Audio Mixing Crew and Subtitling Crew with one one-hour meal break during each full production, on-line editing, audio mixing or subtitling day, the commencement of which meal break shall be determined by MTVA in its sole discretion. In addition, Origination Crew members and Library Crew members shall be provided with a meal break of up to one-half hour per each eight and one-half hour shift, the commencement of which meal break shall be determined by MTVA in its sole discretion. On days extending beyond the Regular Hours, MTVA shall use its reasonable efforts to provide each member of the Studio Crew, Edit Crew, Subtitling Crew and Audio Mixing Crew with an additional meal break, the commencement of which break shall be determined by MTVA in its sole discretion. Notwithstanding the foregoing, MTVA shall use all reasonable efforts to conform to standard local industry practice in providing timely meal breaks to Crew members hereunder (which shall not result in any increased cost to MTVA hereunder).

     4.9. MTVA acknowledges and agrees that 4MCA shall not be responsible for providing any off-line editing or graphics Crews hereunder. Any and all off-line editing and/or graphics Services to be performed hereunder shall be performed by MTVA's personnel.

     4.10. Notwithstanding any other provision herein, the shifts and hours set forth in SCHEDULE B may be adjusted by mutual agreement of the parties, in
             ----------
writing.

     5.  MATERIALS TO BE SUPPLIED BY MTVA
         --------------------------------

     5.1.  MTVA shall be responsible for providing (at its cost):

     (a) Videotape in such formats as MTVA shall deem appropriate, and such audio tape, raw stock and videocassettes and data media, including disks, diskettes and cartridges, as may be used by MTVA. All of the aforementioned shall be of high quality material, and, to MTVA's knowledge, shall be free of defect. Any defective tapes, raw stock and/or videocassettes causing down time shall be the responsibility of MTVA. MTVA shall be liable for any consequential or other unforeseen damages which reasonably result from such defective materials only to the extent any damages are solely and directly caused by the defective materials and not by defective Equipment or by operator error.

     (b) All wardrobe, various props, sets, curtains, scrims, soft cyclorama, certain "above-the-line" personnel and any additional support personnel required by (i) MTVA's employees or (ii) talent hired by MTVA.

     (c) Production and stage accessories not otherwise provided for in this Agreement.

     5.2. All materials and equipment supplied by MTVA in connection with this Agreement may be stored at the Premises at no extra charge to MTVA, and MTVA's materials and equipment shall be insured and secured by 4MCA in accordance with the provisions of Paragraph 7 hereof.

     6.  CONSIDERATION
         -------------

     6.1.  CONSIDERATION FOR PREMISES, CREW, SERVICES AND EQUIPMENT
           --------------------------------------------------------

     (a) Except as otherwise expressly provided for in this Agreement, in full and complete consideration for 4MCA's provision of the Premises, Crews, Services and Equipment in accordance herewith during the Term, MTVA shall pay to 4MCA and
4MCA shall accept from MTVA the sum of                   *
                            *                                (the "Base Fee"),
exclusive of taxes, in annual payments in the amount of           *
                     *                      U.S.

Dollars       *      ("Annual Base Fee"), payable in Singapore dollars, using a
1.0:1.5 exchange rate from U.S. Dollars to Singapore Dollars (i.e., the Annual
Base Fee will equal                                  *
  *   Singapore Dollars        *     Singapore)), as follows:

     (i) The first installment due on the Actual Commencement Date in the amount
of                              *                       U.S. Dollars      *
if the Actual Commencement Date falls on the first day of a month. If the Actual Commencement Date falls on a day other than the first day of a month, the first installment shall be paid on the Actual Commencement Date and shall be
equal to the prorated portion of                        *
    *      U.S. Dollars     *      for such partial month.

     (ii) Subsequent installments due on the first day of each consecutive month of the Term in advance (beginning with the first day of the month following the Actual Commencement Date and terminating on the first day of the month preceding
the Termination Date), each installment in the amount of          *
                *                 U.S. Dollars      *    , except that if the
Term ends on a day other than the last day of a month, then the final installment shall be paid on the first day of such month and shall equal the
prorated portion of                            *                         U.S.
Dollars      *     for such partial month.  Each monthly installment fee shall be referred to as the "Monthly Base Fee".

     (b) Notwithstanding the above payment schedule, the Annual Base Fee shall be increased annually commencing one year from the Actual Commencement Date by
  *  percent   *  over the prior year's Annual Base Fee.  In addition, unless otherwise stated herein or agreed to by the parties, any and all other stated costs and charges payable by MTVA hereunder shall be subject to an annual increase of * commencing one year from the Actual Commencement Date, over the prior year's stated costs and charges.

     (c) Notwithstanding the above payment schedule, the Annual Base Fee may increase or decrease pursuant to the terms of Paragraphs 4.1(b) and may decrease pursuant to the terms of Paragraphs 6.4(a) and/or 6.4(b).

     (d) Any costs that are incurred by 4MCA during the Term of this Agreement in order for 4MCA to perform its obligations under this Agreement (other than the amounts which MTVA is expressly required to pay pursuant to this Agreement, including without limitation, those amounts set forth in Paragraphs 4.1(c), 6.1, 6.2, 6.5, 6.6 and 6.7) shall be the sole and exclusive responsibility of 4MCA, except that MTVA shall be responsible for the payment of all existing and new sales and service taxes and other similar taxes applicable to the Premises, Services and Equipment, prorated for the period of MTVA's actual use and/or occupancy of the Premises, Services and Equipment.

     (e) Notwithstanding the above, 4MCA shall have the one-time right, at any time prior to the Actual Commencement Date, to elect to receive a portion of any and/or all of the payments required to be made under Paragraphs 6.1(a)(i) and
(ii) in U.S. Dollars. Upon any such election by 4MCA hereunder, the payment schedules set forth Paragraph 6.1 shall be adjusted accordingly and the parties agree to be bound thereby.

     (f) All payments of the Monthly Base Fee, together with any other amounts to be paid by MTVA hereunder, shall be paid in Singapore dollars by wire transfer of immediately available funds to a bank to be designated by 4MCA and delivered in writing to MTVA no less than seven (7) business days prior to the Actual Commencement Date, provided that should local banking and/or currency laws, rules or regulations (collectively, "Currency Rules") at any time prohibit the making of such payments (or any portion thereof) in accordance with this Paragraph 6.1(f), then (a) the parties shall agree in good faith to alternative payment arrangements and (b) MTVA agrees that in such instances, 4MCA shall nevertheless remain entitled to the full payment that 4MCA would have received as a result of MTVA making payment in the manner contemplated herein but for such Currency Rules. If 4MCA exercises the one-time right to elect to receive a portion of any or all of the payments required to be made under Paragraphs 6.1(a)(i) and (ii) in U.S. dollars, at such time as 4MCA notifies MTVA in writing of such election, 4MCA shall specify the U.S. location to which such funds should be sent via wire transfer of immediately available funds.

     6.2.  OVERTIME, WEEKEND AND HOLIDAY SERVICES AND CREW
           -----------------------------------------------

     (a) MTVA will pay Overtime Hours for Services worked by the Studio Crew, Edit Crew, Audio Mixing Crew and Subtitling Crew in excess of the Regular Hours, in accordance with SCHEDULE B-2 attached hereto and made a part hereof. For
                   ------------
each Overtime Hour that MTVA requests 4MCA to provide, MTVA agrees to pay the hourly fee set forth on SCHEDULE B-2, prorated for less than a full Studio Crew
                        ------------
or Edit Crew pursuant to the formula described in Paragraph 6.2(d). The fee for any Overtime Hours, Weekend Hours or Holiday Hours shall be prorated to the quarter-hour.

     (b) MTVA agrees to pay 4MCA and 4MCA agrees to accept the applicable amounts set forth on SCHEDULE B-2 for a full complement of Services and Crews
                     ------------
that MTVA requests 4MCA to provide which are deemed Weekend Hours or Holiday Hours (i.e., not including services of the Crews begun after 5 PM on a Friday
       -----
that continue beyond midnight in excess of Regular Hours, which shall be deemed Overtime Hours, or services of the Crews begun on a non-holiday that continue into a Holiday), prorated for less than a full Studio Crew or Edit Crew pursuant to the formula described in Paragraph 6.2(d).

     (c) If MTVA procures other services of 4MCA in excess of the Regular Hours, the charges for such additional time shall be agreed upon by MTVA and 4MCA in good faith and shall in no event exceed the lowest rate then charged by 4MCA for similar services or crew.

     (d) If MTVA requests that 4MCA provide less than a full complement of
                                            ----
Studio Crew and/or Edit Crew in connection with any Overtime, Weekend or Holiday Hours, then MTVA shall pay 4MCA the applicable amount set forth on SCHEDULE B-2
                                                                   ------------
with respect to studio Services and Studio Crew and/or edit Services and Edit Crew (as the case may be), reduced as follows: MTVA shall designate those individual Studio Crew members and/or Edit Crew members whose presence is not required with respect to such Overtime, Weekend or Holiday Hours. The actual base salary of each such designated Studio Crew member and/or Edit Crew member as of the Actual Commencement Date (as increased annually pursuant to the terms of this Agreement) shall be divided by 2080 (40 hours per week multiplied by 52 weeks per year) and the quotient shall be multiplied by 1.5. The resulting product with respect to each such designated Studio Crew member and/or Edit Crew member shall be deducted from the hourly fee set forth on SCHEDULE B-2 with
                                                          ------------
respect to studio Services and Studio Crew members and/or edit Services and Edit Crew members, as applicable.

     (e) There shall be no charge to MTVA for Overtime Hours, Holiday Hours or Weekend Hours without the express written authorization of MTVA (via its production manager or other designated representative).

     (f) Crew utilization during Overtime Hours, Weekend Hours and Holiday Hours shall be subject, in all instances, to availability of particular Crew members. Notwithstanding the foregoing, 4MCA shall use all reasonable efforts to provide the full complement of Crew members requested by MTVA during Overtime, Weekend or Holiday Hours (even if 4MCA cannot provide certain individually-identified Crew members during such periods).

     6.3.  ACCESS TO PREMISES
           ------------------

     Unless expressly provided to the contrary herein, MTVA and its personnel and other representatives shall have the full right of access to the Premises, on a twenty-four (24) hour, seven (7) days per week basis, for the purpose of producing, videotaping and transmitting programming to an interconnect and all related activities thereto. MTVA represents and warrants that, notwithstanding the full right of access provided pursuant to the preceding sentence, under no circumstances shall MTVA and/or its personnel interfere in any manner with 4MCA's provision of services, facilities, personnel and equipment to other customers of 4MCA, to the extent such provision of services, facilities, personnel and equipment is permissible hereunder. MTVA further covenants that
(a) neither it nor any of its personnel shall utilize such right of access for any purposes other than in connection with the terms and conditions of this

Agreement and (b) MTVA and its personnel shall be subject to all security measures implemented by 4MCA pursuant to the terms of this Agreement, including without limitation, those security measures described in Paragraph 7.1 herein.

     6.4.  INITIAL CAPITAL EXPENDITURES AND BUILD-OUT COSTS
           ------------------------------------------------

     (a) SCHEDULE D attached hereto and made a part hereof sets forth 4MCA's
         ----------
budgeted initial capital expenditures on an itemized basis relating to Equipment, installation and wiring of the Premises but excluding start-up and build-out costs of the Premises (the "Initial Equipment, Installation and Wiring
Expenditures") of                           *
Dollars U.S. Dollars      *        (the "Initial Equipment, Installation and
Wiring Expenditure Budget"). If the proposed cost of any item of Equipment required to implement the terms of this Agreement (without regard to any increased services pursuant to Paragraph 25 or elsewhere) exceeds the cost for such item on the Initial Equipment, Installation and Wiring Expenditure Budget
by the greater of  *  or    *    then MTVA shall have the right to disapprove
such item and to designate a piece of replacement Equipment which 4MCA shall be required to purchase, provided such Equipment is reasonably compatible with the other items of Equipment to be installed pursuant to this Agreement. If MTVA fails to disapprove a particular item of Equipment within seven (7) business days after receiving written notification from 4MCA of the proposed cost of such item of Equipment, then MTVA shall be deemed to have approved such item of Equipment at such proposed cost. If the aggregate actual documented costs of the Initial Equipment, Installation and Wiring Expenditures required to implement the terms hereof (without regard to any increased services pursuant to Paragraph 25 or elsewhere), which documentation shall be presented to MTVA no later than thirty (30) days after the Actual Commencement Date, are lower than the Initial Equipment, Installation and Wiring Expenditure Budget (taking into account the possible exercise by MTVA of the approval procedures set forth in
this paragraph), then for each     *       Dollar      *       decrease in
actual documented costs of the Initial Equipment, Installation and Wiring Expenditures from the Initial Equipment, Installation and Wiring Expenditure
Budget, the Annual Base Fee shall decrease by               *
Dollars     *      (it being understood and agreed that the calculation of any decrease in the Annual Base Fee in accordance with this Paragraph 6.4(a) shall
be based on such      *     to     *    proportion).  The Monthly Base Fee shall
be decreased accordingly, effective as of the Actual Commencement Date (i.e. all amounts that have been paid in excess of such decreased amount prior to the effectiveness of the foregoing calculation (the "Capital Credit") shall be deducted from the next adjusted Monthly Base Fee to be paid hereunder and any subsequent adjusted Monthly Base Fees as required to reduce the Capital Credit to zero). If the aggregate actual documented costs of the Initial Equipment, Installation and Wiring Expenditures exceed the Initial Equipment, Installation and Wiring Expenditure Budget (without taking into account any increased services pursuant to Paragraph 25 or elsewhere), there shall be no increase in the Annual Base Fee or Monthly Base Fee based upon such increased costs. For illustration purposes only, assume that within 30 days after the Actual Commencement Date, 4MCA delivers documentation to MTVA which demonstrates that the aggregate actual documented costs of the Initial
Equipment, Installation and Wiring Expenditures total            *
                     *                                  *       resulting in a
decrease of       *     Dollars       *      from the Initial Expenditure
Budget.  An amount equal to                 *                Dollars      *
would be deducted from the Annual Base Fee in each year of the Term, and the Monthly Base Fee would be reduced accordingly.

     (b) 4MCA's budgeted initial expenditures relating to start-up and build-out costs of the Premises, together with possible overages in connection with Initial Equipment, Installation and Wiring Expenditures (collectively, the
"Build-Out Costs"), total                                *
           *       Dollars       *       all in accordance with the Floor Plan
(the "Initial Build-Out Budget"). If the aggregate actual documented Build-Out Costs required to implement the terms hereof (based on the Floor Plan and without regard to any increased services pursuant to Paragraph 25 or elsewhere), which documentation shall be presented to MTVA no later than thirty (30) days after the Actual Commencement Date, are lower than the Initial Build-Out Budget,
then for each      *      Dollar      *       decrease in actual documented
Build-Out Costs from the Initial Build-Out Budget, the Annual Base Fee shall
decrease by                 *              Dollars      *     (it being
understood and agreed that the calculation of any decrease in the Annual Base
Fee in accordance with this Paragraph 6.4(b) shall be based on such      *
to     *    proportion).  The Monthly Base Fee shall be decreased accordingly, effective as of the Actual Commencement Date (i.e. all amounts that have been paid in excess of such decreased amount prior to the effectiveness of the foregoing calculation (the "Build Out Credit") shall be deducted from the next adjusted Monthly Base Fee to be paid hereunder and any subsequent adjusted Monthly Base Fees as required to reduce the Build Out Credit to zero). For illustration purposes only, assume that within thirty (30) days after the Actual Commencement Date, 4MCA delivers documentation to MTVA which demonstrates that
the aggregate actual documented Build-Out Costs total            *
                 *                   Dollars      *        resulting in a
decrease of      *     in actual Build-Out Costs from the Initial Build-Out
Budget.  An amount equal to                 *              Dollars      *
would be deducted from the Annual Base Fee in each year of the Term, and the Monthly Base Fee would be reduced accordingly. If the actual initial Build-Out Costs exceed the Initial Build-Out Budget (without taking into account any increased services pursuant to Paragraph 25 or elsewhere), there shall be no increase in the Annual Base Fee or the Monthly Base Fee based upon such increased costs.

     (c) Notwithstanding the foregoing provisions contained in subparagraphs (a) and (b) above, if MTVA request changes and/or additions to the Floor Plan that would result in an increase in the Build Out Costs and/or the Initial Equipment, Installation and Wiring Expenditures, and 4MCA agrees to make such changes and/or additions to the Floor Plan, then 4MCA and MTVA shall negotiate in good faith to determine the appropriate increase, if any, in the Annual Base Fee.

     6.5.  ADDITIONAL EQUIPMENT
           --------------------

     (a) From and after the Commencement Date, MTVA may from time to time request that 4MCA make available to MTVA certain additional equipment and/or facilities of 4MCA not otherwise provided hereunder in connection with MTVA's production, post-production or related activities, and 4MCA agrees to provide such additional equipment and/or facilities to MTVA, to the extent such equipment and/or facilities are reasonably available. In consideration for 4MCA's provision of such equipment and/or facilities pursuant to this paragraph, MTVA shall pay 4MCA a mutually agreed rental price not to exceed 4MCA's then-current rate card for such services. If MTVA requests documented substantiation of such costs, 4MCA agrees to provide the same in a timely manner.

     (b) At MTVA's request and according to MTVA's need, 4MCA shall provide supplementary equipment from an outside source as requested throughout the Term of this Agreement, so long as such supplementary equipment is reasonably available. The cost of such equipment shall be at a mutually agreed upon rate and shall be borne by MTVA.

     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *

     (ii) If 4MCA elects not to secure the Additional Equipment for MTVA, or MTVA elects not to secure the Additional Equipment from 4MCA, MTVA may then rent or lease the Additional Equipment from any outside source engaged by MTVA, provided such Additional Equipment is reasonably compatible with the existing Equipment located at the Premises and is delivered to 4MCA in good and proper working order. Any Additional Equipment installed from an outside source engaged by MTVA shall be installed and maintained at MTVA's expense and liability or, if MTVA elects, MTVA may engage 4MCA to install and maintain such Additional Equipment, at costs acceptable to MTVA. Notwithstanding the foregoing, if any Additional Equipment is to be installed in areas of the Premises relating to origination Services, then 4MCA shall install and maintain such Additional Equipment, at costs acceptable to MTVA. 4MCA shall have the right to inspect the Additional Equipment prior to installation to confirm that such Additional Equipment is not defective and is reasonably compatible with the existing Equipment required pursuant to this Agreement. MTVA shall be solely responsible for any damages to the Additional Equipment and/or any materials supplied by MTVA hereunder which are a direct result of any installation of Additional Equipment by a person or an entity other than 4MCA or 4MCA's designee. Further, MTVA shall be liable to 4MCA for any damages to 4MCA's equipment, personnel and/or the Premises which are a direct result of such installation by a person or an entity other than 4MCA or 4MCA's designee.

     6.6.  ADDITIONAL CREW
           ---------------

     MTVA may request that additional Crew members be added to or removed from the Crew complement provided by 4MCA in SCHEDULE B at any time and from time to
                                        ----------
time, at MTVA's sole and absolute discretion, subject to the provisions of Paragraph 4.1(c). Upon any such removal, MTVA, in its sole and absolute discretion, may also elect to delete the corresponding Crew position from the Crew complement. In the event that 4MCA provides any additional Crew members pursuant to MTVA's request, MTVA agrees to pay and 4MCA agrees to accept payment with respect thereto in accordance with a rate card to be negotiated in good faith by the parties. In the event 4MCA fails to provide MTVA with additional crew members pursuant to MTVA's request therefor, MTVA shall have the right to engage such person or persons as MTVA's employees.

     6.7.  OVERAGES;  CREDITS TO MTVA
           --------------------------

     (a) 4MCA shall invoice MTVA weekly for all amounts due in excess of the consideration payable as set forth in Paragraph 6.1 (the "Overages"). Each Overage invoice shall be delivered to MTVA within 10 business days after the date the Overage fee was incurred, or such Overage shall be deemed waived by 4MCA. MTVA shall have the right to reasonably contest any Overages by requiring 4MCA to provide written documentation substantiating any such Overages. To the extent the parties cannot agree on a particular Overage invoice, both parties shall submit the relevant calculations and any relevant documentation to a mutually approved independent third-party accounting firm of international standing who shall promptly render its decision as to the appropriate Overage in writing , which decision shall be final and binding on the parties. If such accounting firm determines that the Overage was either properly invoiced or should have been a higher amount, then MTVA shall bear the costs of such accounting firm. If such accounting firm determines that the Overage invoice was improperly invoiced in exceeding the actual amount that should have been invoiced to MTVA, then 4MCA shall bear the costs of such accounting firm. Payment of any uncontested Overages shall be payable thirty (30) days after the delivery to MTVA of such invoice. Payment of any contested Overage shall be made within ten (10) days of MTVA's receipt of the independent third-party accounting firm's written decision, such payment to be in the amount specified in such written decision.

     (b) To the extent that any amounts paid by MTVA to 4MCA pursuant to this Paragraph 6 are in excess of the amounts actually owed for the period in question, 4MCA shall promptly refund to MTVA such overpayment.

     7.  SECURITY; INSURANCE
         -------------------

     7.1. 4MCA shall at all times be responsible for providing reasonable care and reasonable security for the studio, edit, origination, storage areas, videotape storage and all other areas where MTVA's personnel or property may at any or all times be located or have access to. Such security measures shall include, without limitation, a minimum of one security guard in the reception area that is immediately adjacent to and a part of the Premises, at all times during MTVA's production hours. 4MCA shall provide a card-key lock or security key pad system on all entrances to the Premises, which card-key lock or security key pad system shall be approved in advance by MTVA. Accordingly, access to the Premises shall be limited to MTVA and its authorized employees and visitors, 4MCA and its authorized employees and visitors (and with respect to 4MCA's visitors, to the extent prior approval of MTVA has been obtained), and with respect to certain Premises, 4MCA's other customers (but only to the extent use of the Premises by such customers is permitted hereunder). In addition, MTVA may provide additional guards at MTVA's expense during production hours; provided however, that such additional security shall in no way reduce 4MCA's
obligations to provide reasonable security hereunder.   Notwithstanding the
foregoing, if for any reason, including without limitation, the appearance of high-visibility talent in connection with any MTVA production, extraordinary security is required (beyond that which would already be provided pursuant to this Paragraph 7.1), the cost of any and all such extraordinary security measures shall be borne solely by MTVA.

     7.2. 4MCA shall be liable for any and all personal injury and property damage arising from 4MCA's employees', agents', invitees' or 4MCA's grossly negligent or willful acts or omissions or 4MCA's material breach of any representation, warranty, covenant or agreement in this Agreement. MTVA shall be liable for any and all personal injury and property damage arising from MTVA's employees', agents', invitees' or MTVA's grossly negligent or willful acts or omissions or MTVA's material breach of any representation, warranty, covenant or agreement in this Agreement.

     7.3. 4MCA shall maintain fire, theft and comprehensive general personal and property liability insurance in a form and in amounts satisfactory to MTVA, which insurance shall also cover all personnel and property on the Premises and all equipment and materials owned by MTVA as set forth on a schedule to be provided by MTVA to 4MCA prior to the Actual Commencement Date, naming MTVA and its parent companies, Viacom International Inc and Viacom Inc. (and any two other parties as MTVA may designate) as additional insureds. 4MCA shall commit to, and the parties will cooperate with each other in connection with, obtaining appropriate insurance coverage for any additional MTVA-owned equipment and/or materials delivered to the Premises during the Term.

     7.4. In addition, 4MCA shall maintain Comprehensive General Liability insurance and All Risk Property insurance, covering MTVA's interest in all property located on or around the Premises, and the liability of 4MCA to third parties, including MTVA's personnel, arising out of the furnishing by 4MCA of the Services and Crews. 4MCA will maintain such coverage in a form satisfactory to MTVA and in the amounts set forth below. The policies obtained by 4MCA in accordance herewith shall remain in effect throughout the Term.

     Workman's Compensation and employer's liability
       Coverage A - Statutory
       Coverage B - Minimal Amount of $1,000,000 (U.S.)

       Comprehensive General Liability
          Combined Single Limit-Per Occurrence $1,000,000 (U.S.)

       Umbrella Liability
          $3,000,000 (U.S.) in excess of Primary Insurance

     With respect to the Comprehensive General Liability, Umbrella Liability and All Risk Property Damage coverages scheduled above, MTVA and its parent companies, Viacom International Inc. and Viacom Inc. (and any two other parties designated by MTVA), shall be named as additional insureds. With respect to All Risk Property Damage Coverage, MTVA, Viacom International Inc. and Viacom Inc. (and any other two parties designated by MTVA) shall be named as loss payees with respect to their interest in property in the care, custody and control of 4MCA.

     7.5. 4MCA shall ensure that each insurance company providing coverage under Paragraphs 7.3 and 7.4 shall be licensed to do business in the Republic of Singapore and shall be authorized to issue the policies listed hereunder. All of the policies referred to above shall be written as primary insurance coverage only, and shall not be deemed to be in excess of, or to contribute to any, coverage carried by MTVA, Viacom International Inc., Viacom Inc. or any other direct or indirect subsidiary or affiliate thereof with respect to the same risks. 4MCA shall ensure that each insurer providing coverage hereunder shall provide MTVA with written notice of any change in such insurer, coverage, material change or reduction thereof (including limits, loss of coverage, provisions or forms, notice of termination, cancellation or non-renewal or of aggregate erosion thereon) at least thirty (30) days prior to the proposed effective date thereof. 4MCA represents and warrants that it will secure liability insurance and workman's compensation insurance of the type and in the amounts set forth above with Chubb. 4MCA shall deliver to MTVA certificates of insurance prior to or upon the execution of this Agreement evidencing that the coverages identified in Paragraphs 7.3 and 7.4 are in full force and effect (and also indicating the additional insureds and loss payees as required herein). MTVA will be provided with renewal certificates upon request.

     7.6. MTVA will provide 4MCA with a Workman's Compensation certificate for its employees and shall obtain liability insurance covering its employees, of the same type and in the same amounts as set forth in Paragraphs 7.3 and 7.4, and with respect to such liability insurance, naming 4MCA and Four Media Company as additional insureds.

     8.  DELAYS OR ADDITIONAL EXPENSES DUE TO EQUIPMENT FAILURE OR 4MCA
         --------------------------------------------------------------
PERSONNEL
---------

     8.1. If the equipment provided or maintained by 4MCA hereunder (including, without limitation, property owned by MTVA) ceases to operate properly, causing an unreasonable delay in production, or unreasonable delays in production occur due to 4MCA's personnel (including, without limitation, late arrival of personnel) (any such event, a "Production Failure"), then, except for gross negligence on the part of 4MCA or 4MCA's personnel (which shall be covered pursuant to Paragraph 18 hereof) and notwithstanding any other provision of this Agreement to the contrary, 4MCA's sole liability (but only with respect to the consequences of a Production Failure) shall be the rights afforded to MTVA as set forth in subparagraphs (a), (b), and (c) below in connection with any such Production Failure, and MTVA at its sole option and within 48 business hours may elect to:

     (a)                                    *
                                            *
                                            *
    *  ; or

     (b)                                     *
                                             *
                                             *
                   *                      or

     (c)                                    *
                                            *
                    *

     8.2. If MTVA extends the Term pursuant to the option set forth in Paragraph 8.1(a) above, and such extension conflicts with either services, personnel and/or equipment being provided to other customers of 4MCA, then, notwithstanding such conflict, MTVA shall have priority over any other customer of 4MCA and 4MCA shall fully perform its obligations hereunder without regard to any such conflict.

     8.3. If MTVA desires to extend the Term pursuant to Paragraph 8.1(a) above, but such extension violates the terms of the Lease, then 4MCA agrees to pay MTVA in an amount equal to the fees that would have been paid to 4MCA for services performed during such extension, had the Term been extended in accordance with Paragraph 8.1(a).

     8.4. 4MCA shall not be responsible for any delays or additional expenses due to equipment failure which is the direct result of the servicing of such equipment by personnel provided by MTVA.

     8.5. With respect to any advertising that is not aired as a result of any negligent act or negligent omission by 4MCA (other than in connection with a loss of origination of the signals, as described in Paragraph 9.1(b), or a failure or total loss of the signals, as described in Paragraphs 9.1(c) and (d) respectively), 4MCA shall be liable for all costs, losses, expenses, claims, liabilities and damages (collectively, "Damages") incurred by MTVA in connection with, or arising from, any such negligent act or negligent omission, including without limitation, all lost advertising revenue that would have been received by MTVA had such advertising actually aired. At MTVA's option, the Damages shall be payable directly to MTVA by 4MCA or shall be deducted from any of the installment payments due for 4MCA pursuant to Paragraph 6.1 hereof. Notwithstanding anything to the contrary contained herein:

     *
     *
     *
     *
     *
     *
     *
     *
     *

     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *

     (c) 4MCA shall not be liable for any Damages with respect to advertising that is not aired as a direct result of (i) any Force Majeure event, (ii) any act or omission to act by MTVA or (iii) any other reason other than the negligent act or negligent omission by 4MCA.

     *
     *
     *
     *
     *
     *

     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *

     9.  TERMINATION
         -----------

     9.1. MTVA may, without prejudice to any of its rights hereunder or at law or equity, upon giving appropriate notice in accordance with Paragraph 22, terminate this Agreement (which shall extinguish its obligations to 4MCA hereunder except as otherwise expressly set forth herein) at any time upon the occurrence of any of the following events (except that if any such event occurs as a result of a Force Majeure Event, as defined in Paragraph 19, then the provisions of Paragraph 19 shall apply, rather than the termination provisions set forth below):

     (a) if 4MCA shall fail to observe or perform any of the material terms or conditions hereof (a "Default") and after MTVA has served notice in accordance with Paragraph 22 specifying the Default and requiring the same to be remedied, the Default results in a delay in production or post-production of MTVA programming for 24 hours or more after receipt of such notice, and 4MCA fails to either cure the Default or provide alternative production or post-production facilities satisfactory to MTVA within such 24-hour period; or

     (b) if 4MCA commits a Default, and after MTVA has served notice in accordance with Paragraph 22 specifying the Default and requiring the same to be remedied, the Default continues and results in a loss of origination of the
signals (audio and/or video) for        *      or more after receipt of such
notice, and 4MCA fails to either cure the Default or provide alternative
origination facilities satisfactory to MTVA within such      *       period; or

     (c) if the signals fall below any of the levels specified in SCHEDULE H
                                                                  ----------
(which event shall constitute a Default hereunder) and after MTVA has served notice specifying the Default and requiring the same to be remedied, the signals continue to fall below any of the levels specified in SCHEDULE H for a period of
                                                      ----------
12 hours or more after receipt of such notice; or

     (d) if by reason of failure of the origination facilities and/or maintenance and repairs to the origination facilities there is a total loss of the signals for any individual feed for either:

     (i)      *      in the aggregate in any    *   day period for any
individual feed; or

     (ii)       *     in the aggregate in any    *   day period for any
individual feed; or

     (iii)     *   separate periods, each lasting longer than    *    minutes in
any    *   day period, for any individual feed; or

     (e) if the control and/or ownership of 4MCA passes, directly or indirectly, to a person or entity engaged in the production and/or distribution of television programming (via satellite or otherwise) in competition with MTVA; or

     (f) if 4MCA or Four Media Company seeks relief under any applicable bankruptcy statute, is placed in receivership, makes any assignment for the benefit of creditors or commences the winding-up of its business, and any such action is not dismissed within thirty (30) days of the commencement of such action.

     (g) without limiting any of MTVA's other rights or remedies provided hereunder or at law or equity in the event of a Default or otherwise, if there is a conflict between any provision of this Agreement and the Lease (as defined in Paragraph 16.2) which (i) prevents 4MCA from effectuating any material term or provision hereunder or (ii) results in a material adverse effect on any of MTVA's rights, whether express or implied, under this Agreement (either of (i) or (ii) shall constitute a Default hereunder), and after MTVA has served notice in accordance with Paragraph 22 specifying the Default and requiring the same to be remedied, the Default continues for a period of 48 hours or more after receipt of such notice.

     9.2. 4MCA may, without prejudice to any of its rights hereunder or at law or equity, upon giving appropriate notice in accordance with Paragraph 22, terminate this Agreement (which shall extinguish its obligations to MTVA hereunder except as otherwise expressly set forth herein) at any time upon the occurrence of any of the following events:

     (a) subject to the proviso set forth in the first sentence of Paragraph 6.1(f) hereunder, if any payment required to be made by MTVA hereunder (other
than Overages which are in dispute) is not made within       *    after the
date on which 4MCA notifies MTVA that MTVA's payment is past due (a "Payment
Default Date"), and 4MCA has given MTVA an additional      *     written
notice of termination to MTVA following the Payment Default Date, provided that
if MTVA delivers payment to 4MCA during such       *     period following the
Payment Default Date, such termination notice shall cease to be effective; or

     (b) if MTVA or Viacom International Inc. seeks relief under any applicable bankruptcy statute, is placed in receivership, makes any assignment for the benefit of creditors or commences the winding-up of its business, and any such action is not dismissed within thirty (30) days of the commencement of such action.

     9.3. Notwithstanding any other provision herein, neither party shall have the right to exercise termination rights hereunder if such party is in material default of any of its obligations hereunder.

     10.  ENGINEERING AND MAINTENANCE
          ---------------------------

     10.1. 4MCA agrees to provide MTVA with engineering coverage through the availability of at least one engineer on-site or on-call 24 hours a day, 7 days a week throughout the Term. 4MCA agrees to dedicate at least 40 hours per week for the maintenance of the studio, edit and origination Equipment. 4MCA shall provide to MTVA or its designees a weekly schedule in advance showing the engineering coverage, including the names of the engineers and hours to be worked. 4MCA shall keep accurate records of maintenance performed on all Equipment and provide ready access to these records at all times. 4MCA shall provide the following services, which shall include, without limitation:

     (a) Routine maintenance of the Equipment: The Equipment shall be tested and maintained in accordance with manufacturers' then current specifications, recommendations and good engineering practice. If no such specifications or recommendations have been issued by the manufacturer, then testing and maintenance shall be performed in accordance with good engineering practice. In all cases of lack of documentation of specifications, 4MCA shall consult with a designee of MTVA as to what course of action should be taken.

     (b) Routine alignment of origination Equipment: All Equipment shall be realigned at least three times a year at a time and date to be agreed with MTVA at least 4 weeks in advance. Further, 4MCA shall cooperate with the uplink and interconnect service provider in relation to the alignment of the main and standby audio and video circuits and uplink. Such alignment shall be carried out in accordance with then current manufacturers' specifications and good engineering practice. Under no circumstances shall any alignment be conducted in such a manner as knowingly or negligently will result in the interruption or loss of origination of the signals. If interruption is necessary for the above purpose, 4MCA shall obtain MTVA's written approval before conducting any alignment or maintenance.

     (c) Fault detection and restoration: 4MCA shall use its best efforts to correct any fault, loss, defect, or interruption to the signals (or any part thereof) immediately after it becomes aware of the same or reasonably should have become aware of the same. Upon any fault, loss, defect or interruption that results in the loss of the signals (or any part thereof), 4MCA shall notify MTVA immediately. All other faults, losses, defects or interruptions shall be reported to MTVA on the next working day, stating the time, date, cause and the remedial course of action taken or to be taken.

     10.2. 4MCA shall have a documented contingency plan agreed to between MTVA and 4MCA which specifies the course of action to be taken by 4MCA in the event of catastrophic failure of the origination Equipment. A copy of the contingency plan shall be supplied to MTVA prior to the Actual Commencement Date (or the Pre-Commencement Date, if applicable) and will be updated in agreement with MTVA annually, or at such shorter intervals as either party shall deem necessary, but in no event more frequently than every three months.

     10.3. The technical suitability of recordings and other transmissions made with the Equipment described in SCHEDULE D and all other Equipment provided by
                                ----------
4MCA shall at all times be in accordance with then currently accepted television broadcast standards, practices and regulations (including without limitation those of BR (Former CCIR), EBU and SMPTE).

     10.4. The line of demarcation between the origination signal and the common carrier ("Carrier") shall be as follows:

     (a) For unencrypted and uncompressed signals (whether analog or digital), including video (with vertical blanking interval ("VBI") signals) and one or two stereo pairs (whether analog or digital), the line of demarcation shall be located between the final output of the originated audio and video signals and the Carrier-provided customer premise equipment ("CPE"), which in turn interfaces to Carrier's terrestrial circuits ("Terrestrial Channels").

     (b) For encrypted analog signals, including scrambled video (with VBI signals) and one or two encoded stereo audio pairs, the line of demarcation shall be located between the output of the scrambling equipment (with distribution and/or monitoring equipment associated with the operation of the scrambling equipment) and the input to Carrier-provided CPE, which in turn interfaces to Carrier's Terrestrial Channels.

     (c) For digital compression signals, including one or more digitally compressed video signals with accompanying digitally compressed audio channels and other digital signals, the line of demarcation shall be situated between the output of the digital compression encoder system (with distribution and/or monitoring equipment associated with the operation of the compression equipment) and Carrier-provided CPE, which in turn interfaces to Carrier's Terrestrial Channels.

     (d) Provided that 4MCA maintains all origination equipment in conformity with manufacturer's specifications, then except for any gross negligence by 4MCA and/or its employees in connection with the use of any such equipment, the failure of any encryption and/or compression equipment, and all related equipment (including without limitation, multiplexors, modems, changeover units and control computers, and also including without limitation, any of such equipment purchased and/or provided by MTVA), which failure results in the degradation or loss of the originated signals, shall not trigger the provisions of Section 9.1 hereunder, notwithstanding any other provision of this Agreement to the contrary.

     10.5. 4MCA shall only be required to operate radio frequency ("RF") equipment, including, without limitation, wireless microphones, wireless intercom, receive-only satellite antenna and similar equipment, within the operating parameters and conditions granted by the local telecommunication authority and in a manner so as not to cause harm to third parties.

     11.  PERSONNEL
          ---------

     11.1. 4MCA shall be responsible for all benefits, wages, payroll, and withholding taxes that may become due with respect to all 4MCA personnel, including subcontractors engaged by 4MCA or personnel engaged through such subcontractors in connection with this Agreement. It is the intent of the parties hereunder that 4MCA is and shall be an independent contractor. All Crew or other persons providing services hereunder (which are hired by 4MCA) shall be employees of 4MCA and not MTVA.

     11.2. Unless otherwise herein provided, 4MCA covenants that MTVA shall have no responsibility or liability to or on behalf of any persons or entities whose services are furnished by 4MCA pursuant to this Agreement or otherwise, and 4MCA will indemnify MTVA and hold harmless MTVA from any and all claims, costs, expenses or damages arising out of the employment by 4MCA of personnel engaged in a strike, boycott, or work slow-down, except in connection with a Force Majeure Event. 4MCA covenants that it will use its best efforts to employ qualified replacement workers, subject to MTVA's prior approval, to perform the services required herein. Notwithstanding the above, if 4MCA is unable to obtain such replacement workers to fulfill 4MCA's obligations herein, which results in an unreasonable delay in production (i.e. a delay in production of 24 hours or more) then, MTVA shall have the right to terminate this Agreement without further obligation to 4MCA, except in connection with a Force Majeure Event.

     12.  PRINCIPAL MANAGERS
          ------------------

     If both Robert Walston and Gavin Schutz cease to be actively employed by 4MCA or its parent corporation, or cease to be actively engaged in the administration of the 4MCA facility or the servicing of MTVA'S relationship with 4MCA, and such individuals are not replaced to the satisfaction of MTVA, then MTVA may terminate this Agreement upon one month's written notice to 4MCA. During the Term of this Agreement, MTVA shall pay to 4MCA a monthly fee of up to
    * (consistent with the provisions of Paragraph 35) in order to induce 4MCA to ensure that the oversight and administrative duties described in the prior sentence will be available throughout the Term. Such monthly fee shall not be subject to any annual increases during the Term.

     13.  OVERHEAD
          --------

     4MCA shall be responsible for providing and maintaining,       *
  * all basic utilities, services and any other related systems, in proper working order, necessary for MTVA to use the Premises in accordance with the purposes set forth herein, including without limitation, plumbing facilities, adequate heat, air conditioning, power, working lights, equipment maintenance, set storage space, garbage removal, and maintenance of the studio, edit and origination facilities and office space, by a cleaning service. The maintenance shall include, among other services, regular cleaning of all facilities and reasonable maintenance necessitated as a result of normal wear and tear.

     14.  PUBLICITY; PRESS RELEASES
          -------------------------

     14.1. 4MCA shall not release or authorize the release of any advertising or other publicity in connection with this Agreement, the operations of MTVA, the use of the 4MCA facilities by MTVA, or in connection with MTVA or its affiliated companies, without the prior written approval of MTVA.

     14.2. MTVA represents and warrants, and 4MCA acknowledges and agrees, that MTVA (or its parent or an affiliated company) currently owns all rights in the names and trademarks: "MTV ASIA", "MTV: MUSIC TELEVISION", and any other names, marks, logos, copyrights and other intellectual property, and the good will associated therewith. 4MCA shall not acquire any right, title or interest of any nature in such property or goodwill as a result of the services to be performed hereunder and the transactions contemplated hereby. In addition, 4MCA shall not use any such property in any manner without MTVA's prior written consent other than as expressly provided for in this Agreement.

     15.  CLOSED SET
          ----------

     The studio set will be closed at all times, except that persons designated by MTVA and all 4MCA employees listed as studio Crew members on SCHEDULE B (and
                                                                ----------
any other 4MCA employees and/or guests approved in advance by MTVA) may enter.

     16.  4MCA REPRESENTATIONS, WARRANTIES AND COVENANTS
          ----------------------------------------------

     4MCA represents, warrants and covenants (as applicable) to MTVA as follows:

          16.1. 4MCA has the full corporate power and authority to enter into this Agreement and perform its obligations hereunder.

          16.2. 4MCA will occupy the Premises by virtue of its rights as a tenant under a lease (the "Lease") to be executed between Singapore Telecommunications Ltd., 375 Tanjong Katong Rd., Singapore 1543, Republic of Singapore ("Landlord") and 4MCA.

          16.3. As of the date of execution of the Lease, the Lease will be in full force and effect without default thereunder by 4MCA, and without default thereunder by Landlord (but only to the extent such default by Landlord would materially adversely affect MTVA's rights, or 4MCA's obligations, hereunder (a "Material Landlord Default")).

          16.4. 4MCA shall comply with all of its obligations under the Lease and shall immediately provide to MTVA copies of any notices, including default notices, given to 4MCA under the Lease.

          16.5. 4MCA shall advise MTVA of any Material Landlord Defaults, and provide copies to MTVA of any notices to be given to Landlord.

          16.6. To the extent applicable to this Agreement, 4MCA shall not modify or amend the Lease or waive any rights thereunder (to the extent that such modification, amendment or waiver would materially adversely affect MTVA's rights hereunder) or allow same to terminate or expire prematurely, without prior written consent of MTVA.

          16.7. Under the Lease, 4MCA shall have the right to effectuate all of the terms and provisions hereunder, without violation of the Lease.

          16.8. 4MCA will be in compliance, as of the Actual Commencement Date (or, if applicable, as of the Pre-Commencement Date), and will continue to comply, with all applicable government laws, rules, regulations and administrative requirements, including without limitation, environmental laws, zoning laws, and applicable fire safety codes and regulations, to the extent necessary to perform its obligations hereunder without any material adverse effect on MTVA's rights or obligations hereunder.

          16.9. 4MCA will procure, prior to the Actual Commencement Date (or the Pre-Commencement Date, if applicable), all licenses, permits or other authorizations or exemptions necessary for performing its obligations hereunder (unless the failure to obtain such licenses, permits or other authorizations or exemptions would not have any material adverse effect on MTVA's rights or 4MCA's obligations hereunder), and shall deliver copies of all such licenses, permits or other authorizations or exemptions to MTVA, upon MTVA's written request.
4MCA shall maintain such licenses, permits and other authorizations and/or exemptions in good standing with the appropriate governmental authorities. Notwithstanding the foregoing, 4MCA shall not be deemed in breach of any representation, warranty or covenant contained herein on account of any withdrawal or revocation of the TVRO License, so long as such withdrawal or revocation was beyond the reasonable control of 4MCA to prevent.

          16.10. The representations, warranties and covenants contained in Paragraphs 16.2 through 16.7 above are subject to the execution of the Lease as more particularly provided in Paragraph 39 below.

     17.  MTVA REPRESENTATIONS, WARRANTIES AND COVENANTS
          ----------------------------------------------

     MTVA hereby represents, warrants and covenants (as applicable) to 4MCA as follows:

          17.1. MTVA has the full corporate power and authority to enter into this Agreement and perform its obligations hereunder.

          17.2. MTVA will be in compliance, as of the Actual Commencement Date (or, if applicable as of the Pre-Commencement Date), and will continue to comply, with all applicable governmental laws, rules, regulations and administrative requirements to the extent necessary to perform its obligations in connection with this Agreement without any material adverse effect on 4MCA's rights or obligations hereunder.

          17.3. To the best of MTVA's knowledge, (a) none of the programming content provided by MTVA and/or its suppliers to 4MCA for the purposes of this Agreement shall infringe upon the rights of third parties, (b) MTVA owns, licenses or otherwise has the right to use, and will continue to own, license, or otherwise have the right to use all such programming content, and (c) all necessary consents, approvals, licenses and other rights from third parties (including governmental agencies) required for the production and transmission of such programming content pursuant to this Agreement have been obtained.

          17.4. During the Term, MTVA will not, directly or indirectly, employ or solicit, or receive or accept the performance of services by, any employee of 4MCA, or directly or indirectly assist any other person, firm or entity in the solicitation of 4MCA's employees, without 4MCA's prior written approval.

          17.5. MTVA will procure a valid broadcasting license issued by the appropriate governmental authorities prior to the Actual Commencement Date (or the Pre-Commencement Date, if applicable), and all other material licenses, permits or other similar authorizations or exemptions necessary for carrying on its broadcasting business (collectively "Broadcasting Licenses") and otherwise to effectuate the terms of this Agreement. MTVA shall deliver copies of the Broadcasting Licenses and all such other licenses, such permits and other similar authorizations to 4MCA, upon 4MCA's written request. MTVA shall maintain the Broadcasting Licenses and all such other licenses, permits and other similar authorizations in good standing with the appropriate governmental authorities.

          17.6. During the Term, MTVA will not operate and/or use the Premises and the Equipment provided by 4MCA to transmit or in any other way assist in the transmission of a foreign broadcasting service, unless MTVA has obtained prior written approval from the Singapore Broadcasting Authority to receive and transmit such foreign broadcasting service.

          17.7. MTVA shall not be deemed to be in breach of any representation, warranty or covenant contained herein on account of any withdrawal or revocation of the Broadcasting Licenses (or agreements in principle with the relevant Singapore broadcasting authorities with respect to the same) (any such withdrawal or revocation, a "Revocation"), so long as the Revocation was beyond the reasonable control of MTVA to prevent. MTVA acknowledges and agrees that, notwithstanding any Revocation which was beyond the reasonable control of MTVA to prevent, MTVA shall be obligated to continue to pay the Monthly Base Fee to 4MCA; provided however, 4MCA shall use reasonable efforts to mitigate MTVA's payment obligations hereunder in the event of a Revocation which was beyond the reasonable control of MTVA to prevent, which efforts may result in a reduction of MTVA's payment obligations hereunder. Notwithstanding the foregoing, MTVA shall not be obligated to continue to pay the Monthly Base Fee to 4MCA upon a Revocation if and only if such Revocation is caused solely and directly by any act or omission of 4MCA: (a) which is either (i) not expressly authorized by MTVA or (ii) not performed in a manner consistent with the authority implied in MTVA's grant to 4MCA of the right to provide the Premises, Crews, Services and/or Equipment hereunder; and (b) which is either (i) performed in a grossly negligent manner
           ---
or (ii) performed with the knowledge that such act violates the Broadcasting Licenses.

     18.  INDEMNITIES
          -----------

          18.1. In addition to any other indemnification obligations set forth in this Agreement, 4MCA shall at all times indemnify and hold harmless MTVA, its parent, subsidiaries, affiliates, successors, licensees, and assigns, and their respective officers, directors, agents, representatives, employees, and designees, from and against and from any and all claims, damages, liabilities, liens, costs and expenses, including reasonable counsel fees (herein collectively called "claims"), arising out of (a) any material breach by 4MCA of any representation, warranty, covenant, obligation or agreement made by 4MCA hereunder, or (b) any grossly negligent acts or omissions of 4MCA, its employees, representatives, guests, agents or invitees in connection with the Premises, Services or Crew provided herein.

          If a claim by a third party is made against MTVA, and MTVA intends to seek indemnity with respect thereto under Paragraph 18.1 of this Agreement, MTVA shall promptly (and in any case within 30 days of such claim being formally made) give 4MCA written notice of such claim. 4MCA shall have thirty days after receipt of such notice to assume and control the defense of such claim at its expense and through counsel of its choice, with the prior written consent of MTVA. 4MCA's counsel shall be reasonably satisfactory to MTVA. If in MTVA's reasonable judgment a conflict of interest may exist between MTVA and 4MCA with respect to such claim, MTVA shall be entitled to select counsel of its own choosing, in which event 4MCA shall be obligated to pay the fees and expenses of such counsel, to the extent that the same are reasonable.

          If 4MCA elects not to defend against any claim that is brought pursuant to Paragraph 18.1, then it shall within the 30 days set forth in the preceding paragraph, promptly so notify MTVA and, in such event, MTVA shall thereupon again be entitled to assume and control the defense of such a claim through counsel of its choice. In any circumstance where 4MCA elects not to defend such claim, 4MCA shall promptly pay all reasonable attorneys', accountants' and other advisors' fees and expenses of MTVA in connection with the assumption and defense of such claim. If 4MCA exercises its right to undertake the defense against any such claim as provided above, MTVA shall cooperate with 4MCA in such defense and make available to 4MCA, at 4MCA's expense, all pertinent records, materials and information in its possession or under its control related thereto as is reasonably requested by 4MCA.

          Anything in this Paragraph 18.1 to the contrary notwithstanding, (a) if there is a reasonable probability in the judgment of MTVA that a claim may materially and adversely affect MTVA (monetarily or otherwise), MTVA will have the right to defend and co-defend and with the consent of 4MCA (which consent shall not be unreasonably withheld) compromise and settle such claim, and (b) 4MCA will not, without the prior written consent of MTVA, settle or compromise any claim or consent to entry of any judgment relating to any such claim, which settlement, compromise or judgment does not include as an unconditional term thereof the giving by the claimant or the plaintiff to MTVA, a full, complete and unconditional release from all liabilities in respect of such claim.

          18.2. In addition to any other indemnification obligations set forth in this Agreement, MTVA shall at all times indemnify and hold harmless 4MCA, its parent, subsidiaries, affiliates, successors, licensees and assigns, and their respective officers, directors, agents, representatives, employees, and designees from and against any and all claims, damages, liabilities, liens, costs and expenses, including reasonable counsel fees (herein collectively called "claims") arising out of (a) any material breach by MTVA of any representation, warranty, covenant, obligation or agreement made by MTVA hereunder, (b) any grossly negligent acts or omissions of MTVA or its employees, representatives, guests, invitees or agents in connection with performing its obligations hereunder, (c) the content of any programming delivered by MTVA or its suppliers to 4MCA pursuant to this Agreement, including without limitation, any claim for libel, slander, copyright infringement or programming content, or
(d) any Revocation. In connection with subparagraph (d) of this Paragraph 18.2, 4MCA acknowledges that, if such Revocation was beyond the reasonable control of MTVA to prevent, 4MCA shall use reasonable efforts to mitigate MTVA's payment obligations hereunder.

          If a claim by a third party is made against 4MCA, and 4MCA intends to seek indemnity with respect thereto under Paragraph 18.2 of this Agreement, 4MCA shall promptly (and in any case within 30 days of such claim being formally made) give MTVA written notice of such claim. MTVA shall have thirty days after receipt of such notice to assume and control the defense of such claim at its expense and through counsel of its choice, with the prior written consent of 4MCA. MTVA's counsel shall be reasonably satisfactory to 4MCA. If in 4MCA's reasonable judgment a conflict of interest may exist between MTVA and 4MCA with respect to such claim, 4MCA shall be entitled to select counsel of its own choosing, in which event MTVA shall be obligated to pay the fees and expenses of such counsel, to the extent that the same are reasonable.

          If MTVA elects not to defend against any claim that is brought pursuant to Paragraph 18.2, then it shall within 30 days set forth above, promptly so notify 4MCA and, in such event, 4MCA shall thereupon again be entitled to assume and control the defense of such claim through counsel of its choice. In any circumstance where MTVA elects not to defend such claim MTVA shall promptly pay all reasonable attorneys', accountant' and other advisors' fees and expenses of 4MCA in connection with the assumption and defense of such claim. If MTVA exercises its right to undertake the defense against any such claim as provided above, 4MCA shall cooperate with MTVA in such defense and make available to MTVA, at MTVA's expense, all pertinent records, materials and information in its possession or under its control related thereto as is reasonably requested by MTVA.

          Anything in this Paragraph 18.2 to the contrary notwithstanding, (a) if there is a reasonable probability in the judgment of 4MCA that a claim may materially and adversely affect 4MCA (monetarily or otherwise), 4MCA will have the right to defend and co-defend and with the consent of MTVA (which consent shall not be unreasonably withheld) compromise and settle such claim, and (b) MTVA will not, without the prior written consent of 4MCA, settle or compromise any claim or consent to entry of any judgment relating to any such claim, which settlement, compromise or judgment does not include as an unconditional term thereof the giving by the claimant or the plaintiff to 4MCA, a full, complete and unconditional release from all liabilities in respect of such claim.

     19.  FORCE MAJEURE
          -------------

          19.1. For the purposes of this Paragraph 19, a "Force Majeure Event" shall be deemed to be any acts of God; natural catastrophes; governmental acts, omissions or enactments; national emergencies; insurrections; riots; wars; fire; flood; explosion; or strikes; lock-outs or other labor difficulties beyond the control of the parties hereto. Governmental action which prohibits MTVA from broadcasting any or all of its programming shall not be deemed a Force Majeure Event.

          19.2. If either 4MCA or MTVA is unable to timely perform any of its obligations hereunder because of a Force Majeure Event, then 4MCA or MTVA, as the case may be, shall not be deemed in breach or in default hereunder by reason thereof (such party to be referred to hereunder as the "Non-Performing Party" and the other party to be referred to as the "Terminating Party").

          19.3. If a Force Majeure Event prevents the timely performance of any of the obligations of 4MCA or MTVA hereunder, then:

          (a) Only if 4MCA is the Non-Performing Party, the Term shall be automatically extended for a period equal to the period of the delay without payment of any additional compensation (so long as such extension does not violate the terms of the Lease), subject to the provisions of subparagraph (b) below.

          (b) If the delay lasts more than twenty (20) days or if it is reasonably apparent that such a delay will last for twenty (20) or more days, then the Terminating Party shall have the right, by written notice given to the Non-Performing Party, to immediately terminate this Agreement as of the date the notice is received as set forth in Paragraph 22. If the Force Majeure Event ceases prior to the expiration of the twenty (20)-day period, and such notice has been delivered to the Non-Performing Party, then such notice shall be deemed rescinded.

          (c) If MTVA terminates this Agreement as provided in subparagraph (b) above, 4MCA shall immediately return to MTVA all amounts paid by MTVA for Services and/or Crew not yet actually furnished by 4MCA (provided that MTVA shall be responsible for all amounts due for Premises, Services, Crews and/or Equipment actually provided during the period prior to termination for such Force Majeure Event). If 4MCA terminates this Agreement as provided in subparagraph (b) above, MTVA shall immediately pay to 4MCA all amounts due for Premises, Services, Crews and/or Equipment actually provided during the period prior to termination for such Force Majeure Event.

     20.  ASSIGNMENT
          ----------

     MTVA and 4MCA may each assign this Agreement to any party which, at the time of such transfer, (a) owns or controls MTVA or 4MCA, as the case may be,
(b) which MTVA or 4MCA, as the case may be, owns or controls, or (c) with which MTVA or 4MCA, as the case may be, is under common ownership or control, or as part of the sale or transfer of all or substantially all of the assets or equity of MTVA or 4MCA, respectively. In addition, in connection with financing to be obtained by 4MCA, MTVA hereby consents to 4MCA's assignment of 4MCA's rights to the payments contemplated under this Agreement to any bank or other financing source. In any other case, neither party may otherwise assign any of its rights, benefits or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld (it being understood and agreed that 4MCA shall not assign its rights hereunder in violation of Paragraph 9.1(e)). A party's failure to respond in writing to a request for consent to assignment within five (5) business days after receipt of such request shall be deemed consent to such assignment. The provisions of Paragraph 12 hereof shall remain in effect in the event of any assignment hereof. Any purported assignment and/or transfer in violation of this paragraph shall be null and void.

     21.  WAIVER NOT CONSENT
          ------------------

     Any waiver of any breach of this Agreement shall not be construed to be a continuing waiver or consent to any subsequent breach by any party hereto.

     22.  NOTICES
          -------

     Any and all notices or demands under this Agreement shall be served either by messenger (i.e., delivered to the business of the party but not necessarily placed in the party's hands or delivered in the presence of the party) or by registered or certified mail, postage prepaid, overnight mail or express courier service or by facsimile or telecopy transmission. If served by messenger, service conclusively shall be deemed received on the date of service. If served by registered or certified mail, postage prepaid, service conclusively shall be deemed received three business days after deposit with the United States or the Singapore postal service (provided however, that if service is to be effected from the United States to Singapore or vice versa, service shall conclusively be deemed received ten business days after deposit with the United States or the Singapore postal service, as the case may be). If served by overnight mail or express courier service, service shall conclusively be deemed received three business days after prepaid dispatch with an internationally recognized overnight mail or express courier service. If served by facsimile or telecopy transmission, service shall conclusively be deemed made on the date and at the time imprinted on any such notice by the receiving facsimile or telecopy machine.


     To MTVA:         Scott Davis
                      Executive Vice President
                      Viacom Network Operations
                      1515 Broadway
                      New York, NY  10036
                      Fax No. (212) 258-8295

     With copies to:  Lois Peel Eisenstein, Esq.
                      Senior Vice President
                      Business Affairs and General Counsel
                      MTV Networks
                      1515 Broadway
                      New York, NY  10036
                      Fax No. (212) 258-8358

                      Regional Counsel - MTV Asia LDC
                      Treasury Building
                      8 Shenton Way #01-01
                      Republic of Singapore 0106
                      Fax No. 65-221-1061

     To 4MCA:         Director of Technical Operations
                      Four Media Company Asia PTE Ltd.
                      30 Choon Guan Street
                      Republic of Singapore 0207
                      Fax No. 65-220-0328

     With copies to:  Robert T. Walston
                      Four Media Company
                      303 N. Glenoaks Blvd.
                      6th Floor
                      Burbank, California 91502
                      Fax No. (818) 846-5197

     and              Jill A. Cossman, Esq.
                      Greenberg, Glusker, Fields,
                      Claman & Machtinger
                      1900 Avenue of the Stars
                      Suite 2000
                      Los Angeles, California 90067
                      Fax No.  (310) 553-0687

     and              Leow Su Mei
                      Lee & Lee
                      Level 19, UIC Building
                      No. 5 Shenton Way
                      Singapore 0106
                      Fax No. 65-2250438

Either party may change the name and/or address to which notices are to be sent hereunder by giving written notice of such change in accordance with this Paragraph 22.

     23.  APPLICABLE LAW; JURISDICTION
          ----------------------------

     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York and the federal laws of the United States of America, without regard to conflict of laws principles. Any legal action or proceeding with respect to this Agreement shall be subject to the non-exclusive jurisdiction of any courts located in New York, New York, and, by execution and delivery of this Agreement, both paries hereby irrevocably accept for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of 4MCA and MTVA hereby irrevocably designates, appoints and empowers Steinhardt Partners, L.P. (or any affiliate or successor thereof) and MTV Networks, respectively, with offices on the date hereof at 605 Third Avenue, New York, New York 10158 and 1515 Broadway, New York, New York 10036, respectively, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. Each of 4MCA and MTVA hereby waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient form.

     24.  PROPRIETARY INFORMATION
          -----------------------

          24.1. 4MCA and MTVA acknowledge that in the course of 4MCA's provision of services to MTVA hereunder, either party may become acquainted with certain "Proprietary Information" of the other party. "Proprietary Information" of either party shall mean any information relating to such party's business, business concepts, and/or ideas relating to programming and/or other products, including all intellectual property pertaining to the foregoing (regardless of the stage of development of such) (collectively the "Products"), which is not generally known other than by such party. Proprietary Information may include, without limitation, the concepts, ideas, designs, formats, and contents of the Products and the overall marketing and business plan with respect to the Products; and may include, without limitation, plot lines, designs, devices, characters, stories, treatments, outlines, sketches, videos, copyrights, and any actual or contemplated trademark, trade name or service mark. Each party agrees that it shall not use, disclose, disseminate or otherwise communicate, directly or indirectly, in whole or in part, during the term of this Agreement, any Proprietary Information of the other party, except as necessary to implement the terms of this Agreement, without the other party's prior written consent, nor shall either party permit any of its representatives, subsidiaries, parent entity, or any third party person acting for or on its behalf, to do any of the foregoing. In addition, neither party shall reproduce or copy or summarize any Proprietary Information of the other party without such other party's prior written consent in each instance. 4MCA shall cause each and every Crew member employed by 4MCA pursuant to this Agreement, as well as any other 4MCA employee who may have access to MTVA's Proprietary Information, to agree to be bound by this Paragraph 24. The obligations set forth in this Paragraph 24.1 shall survive the termination or cancellation of this Agreement.

          24.2. As a pre-condition to the employment of any Crew member, each such Crew member shall execute a "work made for hire" agreement in a form acceptable to MTVA. In addition, 4MCA and its employees hereby acknowledge and agree that (a) all artistic, literary, dramatic, musical and other materials created by 4MCA hereunder, together with the results and proceeds of 4MCA's provision of the Services, Premises, Equipment and Crews hereunder (the "Materials"), are "works made for hire" (as such term is defined in the United States Copyright Act) for MTV Networks ("MTVN"), and (b) MTVN is the owner of the Materials under copyright, in and for all means of exploitation now known or hereinafter devised, upon creation of such Materials. To the extent that any of the Materials are not deemed to be "works made for hire" for MTVN, 4MCA hereby assigns to MTVN all rights for all purposes throughout the world for the full period of copyright and all extensions and renewals thereof in and for all means of exploitation now known or hereinafter devised. 4MCA acknowledges and agrees that neither it nor any third party or person (other than MTVN) has any copyrights in the Materials and any copyright resides in MTVA as the sole owner of such rights, and 4MCA hereby quitclaims and assigns any rights in the copyright and hereby waives any and all moral rights with respect thereto. If requested by MTVN, 4MCA shall execute and deliver to MTVN an acknowledgment, quitclaim and assignment necessary to give effect to the foregoing in a form approved in advance by MTVN.

          24.3. Upon termination of the Term or any earlier termination of this Agreement pursuant to the terms hereunder, each party shall promptly return to the other party all manuals, documents, files, reports, programming, videotapes, Proprietary Information and any other data, materials or property belonging to such other party.

          24.4. MTVA shall cause all of its employees who may have access to 4MCA's Proprietary Information to agree to be bound by Paragraphs 24.1 and 24.3.

     25.  ADDITIONAL SERVICES
          -------------------

     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *

     26.  ATTORNEYS' FEES
          ---------------

     In the event of any dispute arising in connection with this Agreement, the court in such action shall award all costs and expenses of suit and a reasonable sum as attorneys' fees to the party who, in light of the issues litigated and the court's decision on those issues, was more successful in the action. The more successful party need not be the party who recovers a judgment or order nominally in its favor in the action. If a party voluntarily dismisses an action, a reasonable sum as attorneys' fees shall be awarded to the other party.

     27.  END OF TERM
          -----------

     On or before expiration or termination of this Agreement, MTVA shall remove all of its property from the Premises within ten (10) working days following termination or expiration of this Agreement, leaving the Premises in substantially the same condition as of the Commencement Date, ordinary wear and tear excepted. MTVA shall be liable for actual damages incurred by 4MCA to the Premises (including any and all equipment) in connection with MTVA's removal of its property, ordinary wear and tear excepted.

     28.  ENTIRE AGREEMENT
          ----------------

     This Agreement supersedes any prior agreements or understandings, oral or written between the parties hereto and represents their entire understanding and agreement with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument signed by the party against whom enforcement of any such amendment, supplement, modification of waiver is sought.

     29.  CONSENT NOT UNREASONABLY WITHHELD
          ---------------------------------

     Except as otherwise specifically provided herein, in all instances where either 4MCA or MTVA has consent or approval rights, such consent or approval shall not be unreasonably withheld.

     30.  SURVIVAL OF INDEMNITIES
          -----------------------

     The indemnities contained herein shall survive the termination or cancellation of this Agreement.

     31.  FURTHER INSTRUMENTS
          -------------------

     Each party agrees to execute any further documents and/or instruments and perform any further acts deemed necessary or desirable to give full effect to the provisions of this Agreement.

     32.  SEVERABILITY
          ------------

     If any term or provision of this Agreement is judged invalid or unenforceable, such term or provision shall be deemed deleted and shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement.

     33.  COUNTERPARTS
          ------------

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and together shall constitute a single instrument.

     34.  GUARANTIES
          ----------

     MTVA's obligations hereunder shall be guaranteed by Viacom International Inc. pursuant to the terms of the Guaranty in the form attached hereto on
SCHEDULE I-1.  4MCA's obligations hereunder shall be guaranteed by Four Media
------------
Company pursuant to the terms of the Guaranty in the form attached hereto on
SCHEDULE I-2.
------------

     35.  CHANGES IN TAX LAW
          ------------------

     To the extent that any Singapore laws, rules and/or regulations concerning the payment of GST are rescinded or materially modified, the parties shall appropriately adjust fees to be paid hereunder.

     36.  REASONABLE EFFORTS
          ------------------

     Unless otherwise provided to the contrary herein, each party shall use all reasonable efforts to fulfil its obligations hereunder.

     37.  CONTRAVENTION OF LAWS
          ---------------------

     Notwithstanding any other provision to the contrary herein, neither party shall be required to undertake any action in order to satisfy its obligations hereunder, which action would violate the provisions of any Local Laws or Practice, or any other applicable laws, rules, regulations, statutes and administrative requirements (unless such violation would have no material adverse impact on the applicable party hereunder, or on such applicable party's ability to satisfy or fulfill its obligations hereunder).

     38.  CHANGES IN LABOR LAW
          --------------------

     To the extent that any Local Laws and Practice are modified and/or rescinded during the Term, and such modification and/or rescission has a material impact on the Total Compensation payable to Crew members hereunder, and/or any such modification and/or rescission of any Local Laws and Practice materially adversely affects 4MCA's ability to provide Crew members during the hours and at the times set forth in SCHEDULE B, then the parties agree to
                                    ----------
negotiate in good faith in order to appropriately adjust the fees payable by 4MCA hereunder and/or the scheduled times and/or hours required to be worked by Crew members hereunder, as applicable.

     39.  EXECUTION OF LEASE
          ------------------

     4MCA covenants to use all good faith efforts to agree upon and execute the Lease. The Lease shall contain all terms and conditions necessary to enable 4MCA to fulfil its obligations to MTVA hereunder. If the Lease has not been fully executed and delivered by 4MCA and the Landlord by February 15, 1995, then this Agreement shall terminate as of such date and neither 4MCA nor MTVA shall have any further obligations or liability hereunder. 4MCA shall notify MTVA on or before February 16, 1995 as to the execution and delivery of the Lease by all parties. 4MCA's failure to so notify MTVA shall be deemed notice to MTVA that the Lease has not been executed and delivered by all parties.

     40.  EMPLOYMENT CONTRACTS AND OTHER EMPLOYMENT DOCUMENTATION
          -------------------------------------------------------

          40.1. 4MCA shall provide to MTVA copies of all employment agreements or other documentation reflecting offers of employment or similar agreements (collectively, "Employment Documents") prior to the Actual Commencement Date (or prior to the Pre-Commencement Date, if applicable). 4MCA shall provide to MTVA copies of any and all modifications and/or amendments to the Employment Documents within 15 business days after the date of such modification and/or amendment. In connection with any Crew member that is employed by 4MCA after the Actual Commencement Date, 4MCA shall provide to MTVA copies of the Employment Documents in connection with such Crew member within 15 days after the commencement of such Crew member's employment.

          40.2. In addition to any other rights of MTVA hereunder, MTVA shall have the right to approve, with respect to any and all existing Crew members: (a) any renewal of any such Crew member's employment, and (b) any changes in (i) the duration of any such Crew member's employment or (ii) any such Crew member's severance arrangement. If 4MCA fails to obtain MTVA's approval with respect to a particular existing Crew member pursuant to the prior sentence and MTVA subsequently requests the removal by 4MCA of such Crew member, then 4MCA shall remove such Crew member, and if such removal leads 4MCA to terminate such Crew member's employment, then 4MCA shall assume all costs incurred in connection therewith, including severance, if applicable.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                         "MTVA"

                         MTV ASIA LDC

                         By:  /s/ Scott Davis
                            _________________________________
                                   Scott Davis
                         Title:    Executive Vice President

                         "4MCA"

                         FOUR MEDIA COMPANY ASIA PTE LTD.

                         By: /s/ Robert T. Walston
                            _________________________________
                                     Robert T. Walston
                         Title:      Managing Director

                                   SCHEDULES
                                   ---------



          A    PREMISES
          B    CREWS AND BUDGETED CREW COSTS
          B-1  HOLIDAYS
          B-2  OVERTIME
          C    SERVICES
          D    INITIAL EQUIPMENT, INSTALLATION AND WIRING
               EXPENDITURE BUDGET
          E    [INTENTIONALLY OMITTED]
          F    FLOOR PLAN
          G    PRE-COMMENCEMENT FEE SCHEDULE
          H    TECHNICAL SPECIFICATIONS
          I-1  FORM OF GUARANTY FOR VIACOM INTERNATIONAL INC.
          I-2  FORM OF GUARANTY FOR FOUR MEDIA COMPANY

                                  SCHEDULE A

                                   PREMISES


           PREMISES DESCRIPTION             NUMBER                   APPROXIMATE SQUARE FOOTAGE
           --------------------             ------                   --------------------------
                                                                             (per room)
                                                                             ----------
Production Studio                            One                                3,900
Production Control Room                      One                                  381
  (to include a main director's console
  and second producer's console)
Audio Control Room                           One                                  228
Video Control Room                           One                                  152
Dressing Rooms                               Two                                  155
Green Room                                   One                                  239
Make-Up Room                                 One                                  127
Office                                       One                                  113
Area Suitable for Wardrobe, Set or Prop      One                                  240
  Storage
On-Line Editing Suites                      Three               Edit Bay 1-468; Edit Bays 2 and 3-420 each
Adjacent Editing Common Machine Room         One                                  674
Audio Mixing Room                            One                                  342
Paintbox, Titling, Still Store and           One                                  346
  Subtitling System Room
Master Control Rooms                         Two                                  133
Expansion Space for two Additional           Two                                  133
  Master Control Rooms
Adjacent Origination Common Machine          One                                1,100
  Room
Editing and Origination Videotape Library    One                                1,050
Encoding and Terminal Equipment Room         One                                  100


                                  SCHEDULE B

                         CREWS AND BUDGETED CREW COSTS

    FUNCTION             POSITION                WORK WEEK               WORK HOURS             TOTAL BUDGETED
                                                                                                  CREW COSTS
                                                                                            (including base salary,
                                                                                              benefits and taxes,
                                                                                            expatriot allowance and
                                                                                                holiday pay (if
                                                                                                  applicable))
                        Camera Operator          Monday - Friday         7 AM - 4 PM                 [*]
                        Camera Operator          Monday - Friday         2 PM - 11 PM                [*]
                        Stagehand                Monday - Friday         7 AM - 4 PM                 [*]
                        Stagehand                Monday - Friday         2 PM - 11 PM                [*]
                        Stagehand                Monday - Friday         11 AM - 8 PM                [*]
Production Studio       TeleprompTer Operator    Monday - Friday         7 AM - 4 PM                 [*]
                        TeleprompTer Operator    Monday - Friday         2 PM - 11 PM                [*]
                        Video Engineer           Monday - Friday         7 AM - 4 PM                 [*]
                        Video Engineer           Monday - Friday         2 PM - 11 PM                [*]

                        Technical Director       Monday - Friday         7 AM - 4 PM                 [*]
                        Technical Director       Monday - Friday         2 PM - 11 PM                [*]
Production Control      Character Generator
       Room                Operator              Monday - Friday         7 AM - 4 PM                 [*]
                        Character Generator
                           Operator              Monday - Friday         2 PM - 11 PM                [*]

Production Audio        Audio Mixer              Monday - Friday         7 AM - 4 PM                 [*]
  Control Room          Audio Mixer              Monday - Friday         2 PM - 11 PM                [*]

Production Video        Video Tape Operator      Monday - Friday         7 AM - 4 PM                 [*]
       Tape             Video Tape Operator      Monday - Friday         2 PM - 11 PM                [*]

Edit 1                  Senior Editor            Monday - Friday         9:30 AM - 6:30 PM           [*]
                        Tape Operator            Monday - Friday         9:30 AM - 6:30 PM           [*]

Edit 2                  Editor                   Monday - Friday         9:30 AM - 6:30 PM           [*]
                        Tape Operator            Monday - Friday         9:30 AM - 6:30 PM           [*]

Edit 3                  Editor                   Monday - Friday         9:30 AM - 6:30 PM           [*]
                        Tape Operator            Monday - Friday         9:30 AM - 6:30 PM           [*]

Edit Other              Tape Operator            Monday - Friday         4 PM - 1 AM                 [*]

Audio Mixing Room       Audio Mixer              Monday - Friday         9:30 AM - 6:30 PM           [*]

Subtitling 1            Subtitling Operator      Monday - Friday         9:30 AM - 6:30 PM           [*]

                                  SCHEDULE B

                         CREWS AND BUDGETED CREW COSTS

FUNCTION           POSITION              WORK WEEK              WORK HOURS             TOTAL BUDGETED
--------           --------              ---------              ----------             --------------
                                                                                       CREW COSTS
                                                                                       ----------
                                                                                       (including base salary,
                                                                                        benefits and taxes,
                                                                                        expatriot allowance and
                                                                                        holiday pay (if
                                                                                        applicable))

Sutitling 1/2      Subtitling Operator   Saturday-Wednesday     9:30AM-6:30PM           [*]
                   Technical Director    Tuesday-Saturday       8AM-4:30PM              [*]
                   Technical Director    Tuesday-Saturday       4PM-12:30AM             [*]
                   Technical Director    Tuesday-Saturday       Midnight-8:30AM         [*]
                   Technical Director    Sunday-Thursday        8AM-4:30PM              [*]
                   Technical Director    Sunday-Thursday        4PM-12:30AM             [*]
                   Technical Director    Sunday-Thursday        Midnight-8:30AM         [*]
                   Technical Director    Thursday-Monday        8AM-4:30PM              [*]
                   Technical Director    Thursday-Monday        4PM-12:30AM             [*]
                   Technical Director    Thursday-Monday        Midnight-8:30AM         [*]
                   Floor Director        Saturday-Wednesday     8AM-4:30PM              [*]
                   Floor Director        Saturday-Wednesday     4PM-12:30PM             [*]
                   Floor Director        Saturday-Wednesday     Midnight-8:30AM         [*]

Origination        Supervisor            Friday-Tuesday         8PM-4:30PM              [*]
                   Supervisor            Friday-Tuesday         4PM-12:30PM             [*]
                   Supervisor            Friday-Tuesday         Midnight-8:30AM         [*]
                   Supervisor            Monday-Friday          8AM-4:30PM              [*]
                   Supervisor            Monday-Friday          4PM-12:30AM             [*]
                   Supervisor            Monday-Friday          Midnight-8:30AM         [*]
                   Tape Operator         Wednesday-Sunday       8AM-4:30PM              [*]
                   Tape Operator         Wednesday-Sunday       4PM-12:30PM             [*]
                   Tape Operator         Wednesday-Sunday       Midnight-8:30AM         [*]
                   Tape Operator         Thursday-Monday        6AM-2:30PM              [*]
                   Tape Operator         Tuesday-Saturday       2PM-10:30PM             [*]
                   Senior Technical
                   Director*             Monday-Friday          9AM-6:30PM              [*]

Library Facility   Library Supervisor    Monday-Friday          8AM-4:30PM              [*]
                   Library Clerk         Monday-Friday          8AM-4:30PM              [*]

------------------------
* Allocation

                                  SCHEDULE B

                         CREWS AND BUDGETED CREW COSTS

FUNCTION                  POSITION           WORK WEEK             WORK HOURS           TOTAL BUDGETED
                                                                                          CREW COSTS
                                                                                    (including base salary,
                                                                                      benefits and taxes,
                                                                                   expatriot allowance and
                                                                                        holiday pay (if
                                                                                           applicable)
Library Facility        Library Clerk         Monday-Friday       8AM - 4:30PM           [*]
                        Library Clerk         Monday-Friday       Midnight - 8:30AM      [*]
Library Facility        Library Clerk         Monday-Friday       4PM - 12:30AM          [*]
                        Library Clerk         Thursday-Monday     8AM - 4:30AM           [*]
                        Library Clerk         Thursday-Monday     4PM -  12:30AM         [*]
Office Location         Dispatch/Messenger    Monday-Friday       8AM - 4:30PM           [*]
                        Library Clerk         Monday-Friday       8AM - 4:30PM           [*]
                                                                  Total Budgeted         [*]
                                                                  Crew Costs

                                 SCHEDULE B-1

                                   HOLIDAYS
                                   --------

The following Holidays will be observed each calendar year.* 1995 dates provided for reference only.

Holiday                         Observance                       1995
New Year's Day                  January 1                        January 1 (Sunday)**
Lunar New Year's Day            Late January or early February   January 31 (Tuesday)
Day after Lunar New Year's Day                                   February 1 (Wednesday)
Good Friday                     March or April                   April 14 (Friday)
Labour Day                      May 1                            May 1 (Monday)
Hari Raya Puasa                 March                            March 3 (Friday)
Vesak Day                       May or June                      May 14 (Sunday)**
Hari Raya Haji                  May                              May 10 (Wednesday)
National Day                    August 9                         August 9 (Wednesday)
Deepavali                       October or November              October 23 (Monday)
Christmas Day                   December 25                      December 25 (Monday)

* No more than 11 holidays shall be observed in each calendar year (unless the Singapore government mandates or designates additional days as holidays). The parties will endeavor to coordinate their respective holiday schedules with each other to insure maximum compatibility.

** The following Monday will be the public holiday.

                                 SCHEDULE B-2

                   OVERTIME, WEEKEND AND HOLIDAY HOURLY FEES
                   -----------------------------------------

                       OVERTIME              WEEKEND              HOLIDAY
                        FEES*                 FEES*                FEES*
Edit Bay 1             [*]                   [*]                  [*]
with Editor and Tape
Operator
Edit Bay 2             [*]                   [*]                  [*]
with Editor and Tape
Operator
Edit Bay 3             [*]                   [*]                  [*]
with Editor and Tape
Operator
Studio                 [*]                   [*]                  [*]
with crew of eight
Audio Mixing with      [*]                   [*]                  [*]
Operator
Graphics (No Crew)     [*]                   [*]                  [*]
Subtitling with        [*]                   [*]                  [*]
Operator

* All fees on this Schedule B-2 will be increased annually, commencing one year from the Commencement Date, by [*] over the prior year's fees.

                                  SCHEDULE C

                                   SERVICES
                                   --------

1.   Production
     ----------

     1.1 The production studio will consist of black walls and ceilings. A service panel will be provided for camera, microphone, PL and IFB, video monitoring and similar purposes. A movable flat will be provided and colored for chroma key use.

     Two CCD color studio cameras will be outfitted with 20:1 zoom lenses; triax cable; tally light; picture monitor; PL communication; a pneumatic pedestal with precision pan-and-tilt head; and a teleprompter display on each camera with through-the-lens operation. A third camera will be outfitted with a shoulder mount and adaptable for studio pedestal use and include picture monitor, PL communications, and a pneumatic pedestal with precision pan-and-tilt head. This camera is not designated for out-of-studio (field) use.

     The studio will be equipped with microphones, including 4 lavaliere and 2 hand-held, with clips, stands, cables and snake; a four channel wireless microphone system; a preamp system; two limited reach microphone booms; two color monitors on movable stands; color monitors with grid mount adapters; a studio announce audio system; four studio monitor speakers with grid and floor mounts; talent IFB via the intercom and wireless systems; a wireless floor PL system; and a time of day display.

     Studio lighting and control will include incandescent instruments; a dimmer control system; a ceiling grid constructed from pipe with adequate ceiling mounted electrical outlets; and a soft cyclorama on ceiling track, covering half of the studio's wall area.

     1.2 A production control room will be provided to support the studio. The room will include a main director's console and a rear producer's console. The control room will include a production switcher with program/preset; a two channel digital video effects device fed from a switcher buss; a character generator; and a two channel still store with local control. Routing switcher sources will be available to the production switcher with VTR playback from a common machine area. The control room output will be available to the routing switcher.

     Production control room monitoring will include program and preset color picture monitors; monitors for camera, VTR, DVE, titling, still store, teleprompter, routing switcher and mix/effect sources; two-channel audio monitoring with VU and peak meters; waveform and vectorscope monitoring for the technical director; program and auxiliary buss feeds to studio picture monitors; and a tally system for cameras and control room monitors.

     An audio control room will be provided with audio console; DAT, real-to-real, cassette and DigiCart machines; CD player and outboard processing. Audio monitoring will include VU, peak and phase, and room equalization. Picture monitoring will include programming preset, teleprompter and cameras.

     Studio and control room communication will include studio announce; talent IFB; floor manager; camera operator; audio control; lighting dimmer control; and camera control PL. There will be a time of day display.

2.   On-Line Editing
     ---------------
     Three on-line edit suites will be provided. The machine complement of the edit bay will include Digital BetaCam VTRs normally configured as three playback and one record; an edit controller with keyboard and display, floppy disk drive and printer; a production switcher operated under editing system control; an AES digital audio mixer operated under editing system control; shared access to a two channel digital video effects device with input fed from a switcher buss; a two channel still store; a title generator with program and preview sources, a local operator's keyboard and two color monitors; a color corrector; a shared four-track ATR; DAT with editing features and time code; and a CD player. Routing switcher sources will be available to the production switcher and audio mixer. The edit bays will also include intercom stations for communications with video tape and other operators; VTR remote control; color program and preview picture monitors; waveform and vectorscope monitoring; picture monitors for VTRs, title generator, still store, routing switcher, switcher mix-effect and other sources; a safe action/safe title generator; two channel audio monitoring with VU and peak meters and phase display; a VTR time code display; and a time of day display. A color camera will be available to, and shared between, the edit suites. One of the three edit suites will also include a high-end DVE device and two digital disk recorders suitable for compositing.

3.   Off-Line Editing
     ----------------
     Two off-line edit suites situated on premises leased by MTVA will be equipped and maintained as follows: The room's PAL S-VHS machines will be configured as two playback and one record. The linear-access PC-based editing system will be capable of A-B roll and time code operation, match frame edits and include a floppy disk drive. An edit list generated in the off-line system will be compatible with facility on-line editing systems. Monitoring will include a color picture monitor for each VCR, and there will be two channels of audio monitoring.

4.   Graphics
     --------
     One latest series Quantel Box system and one HAL system will be provided. The Paint Box station will include a color monitor, vectorscope and waveform monitoring. The Paint Box output will be available to, and a capture input available from, the routing switcher. A high-resolution color camera on graphics stand will be provided. The system will include a flexible lighting system and local picture monitoring. A graphics/title generator will be provided with

Chinese and English character sets. The unit will have both program and preview outputs. A capture input will be available from the routing switcher. The work station area will have program and preview color monitors. An electronic still store device will be provided. The still store will be connected to and from the routing switcher, and be operated from a control station with a color monitor selectable to output or input. The device will be networked to the production and edit areas. Additional video monitors, a safe title/safe action generator, VTR remote controls, intercom stations and routing switcher control panels will be provided in the graphics area as needed.

5.   Subtitling
     ----------

     Two subtitling systems will be provided. Each subtitling station will include color picture and audio monitoring. Exact subtitling requirements shall be specified by MTVA and shall conform to Schedule D.

6.   Audio Mixing
     ------------

     An audio mixing room suitable for post-production audio and sweetening will be provided. A computerized editing control and a multi-track disk-based storage system will be used with a digital audio console. The room will be equipped with a Digital Beta VTR, an R-DAT machine with time code, and a reel-to-reel ATR, CD player, cassette and DigiCart machines. A midi workstation with keyboard, sequencer, and effects capability will also be provided. Noise reduction, limiting and compression, reverb, and other outboard sound processing will be included. The room will be equipped with a voice-over for open microphone recording. Monitoring will include stereo peak, VU and phase, and room equalization.

7.   Origination
     -----------

     7.1 Master Control. Network origination will be performed from two master control rooms. Each room will have a one-channel capability. In addition, one of the two rooms (or an alternate area) will have an additional one-channel capability. Each of two master control rooms will access a large capacity automated playback system, additional VTRs, DVE, title generator, still store and audio DigiCart sources. Each room will also produce a 525/NTSC feed utilizing standards conversion.

     The master control rooms will include a production switcher. The switcher will have the following features: program/preset switching; key, dissolve, fade and other effects; audio-follow-video and audio breakaway; local picture and sound monitor; and bypass switcher protection.

     Sources and source equipment provided to each master control room will include the following: each of two LMS channels; additional VTRs controllable via remote machine control panels; digital video effects device with input selection; still store device with remote control; title generator controlled from a local keyboard; routing switcher sources selectable from an X-Y panel; and a DigiCart system for audio playback.

     7.2  Automated Playback Systems.  A large capacity Sony LMS automation
          --------------------------
system will be provided to each master control room. Each system will include a 1,000 tape capacity; Digital BetaCam VTRs; B&W confidence monitors for each VTR; and computer control. A shared monitoring station will be provided in the playback system area with monitor select of VTR analog sources; color picture, waveform and vectorscope monitoring; two channels of audio monitoring with VU and peak meters; time of day display; and an intercom.

     7.3  Automation Prep Station.  Two preparation and logging stations used to
          -----------------------
make video tapes ready for the LMS automation system will be available. Cataloging and bar code label printing will be performed in this area. Each station will include a VTR. A computer based system with picture, sound and time code monitoring will be used.

     7.4  Other Video Tape Playback.  Additional videotape machines will be
          -------------------------
located in a centralized area to support studio production; standards conversion; duplication; graphics and audio post. Each VTR will have local picture and audio monitoring and will be fully accessible via a routing switcher. The machine rooms will have a color picture monitor, waveform monitor and vectorscope, and dual speaker audio monitoring.

     7.5  Standards Conversion.  A four field standards conversion system will
          --------------------
be available for use with video tapes requiring standards conversion from/to NTSC and PAL. The device will be located in the common video tape machine area and accessible from the routing switcher. An audio delay will parallel the standards converter.

     7.6  Systems and Procedures to Ensure Reliability of Origination Services.
          --------------------------------------------------------------------
4MCA will use its best efforts to establish the following systems and procedures in order to maintain the reliability of the origination services to be provided to MTVA hereunder:

          7.6(a) Certain critical pieces of equipment will be accessed or available for use in place of failed equipment. Such accessed or available equipment shall include free-standing videotape machines and a control computer.

          7.6(b) 4MCA will keep spare parts for certain key pieces of equipment, including a playback system robotics mechanism.

          7.6(c) A by-pass switcher will be located in each master control room.

          7.6(d) A spare master control facility will be available and patchable for on-air operation in place of a failed master control facility.

          7.6(e) 4MCA will establish operating procedures and training to prepare personnel to react effectively to equipment and system failures.

     7.6(f) MTVA shall provide to 4MCA generic programming for use in the event of a significant system failure or scheduled maintenance period. Such programming shall be provided by MTVA with corresponding program log and shall be of no less than eight hours in duration. Such programming shall be suitable for the insertion of commercials.

8.   Infrastructure
     --------------

     8.1 Electrical. Access to a diesel generator with supplemental fuel storage
         ----------
for twelve hours of continuous operation without refueling will be provided. The generator will have an automatic startup capability and automatic transfer switch to respond to an outage of purchased (municipal) electrical power. Generator power will be used to support a UPS and air conditioning. An uninterruptable power supply (UPS) with batteries that allow up to 15 minutes of continuous operation will be provided. UPS protected power will be used to support all on-air technical facilities.

     8.2 Air Conditioning. Temperature and humidity controlled air conditioning
         ----------------
will be provided 24 hours a day to all technical facilities and tape storage areas. Critical equipment will be powered with generator protected power. High volume low pressure air distribution will be used in all critical listening areas.

     8.3 Telephone. 4MCA will provide on-premise telephones for technical and
         ---------
operations areas. This equipment will be powered with generator protected power. Telephone use charges will be the responsibility of MTVA.

     8.4 Security and Life Safety. Smoke detectors and an alarm system will be
         ------------------------
provided. Fire extinguishers and similar equipment will meet municipal requirements. A controlled access system will be used to secure 24 hour per day access.

                                  SCHEDULE D

                  Initial Equipment, Installation and Wiring
                              Expenditure Budget

                                     SCHEDULE D


          ROOM                       EQUIPMENT               UNIT COST         QUANTITY         TOTAL COST         ROOM SUB-TOTAL
          ----                       ---------               ---------         --------         ----------         --------------
 1  Master Control Rooms          AES Codec 4 ch                2,000                6             [*]
 2  Master Control Rooms          AES 4 ch mixer                3,500                3             [*]
 3  Master Control Rooms          Audio Amplifier               1,000                2             [*]
 4  Master Control Rooms          Audio - disk recorder         4,500                3             [*]
 5  Master Control Rooms          Audio Level Meters              800                3             [*]
 6  Master Control Rooms          Audio measurement system      5,000                3             [*]
 7  Master Control Rooms          Audio Limiter / Compressor    2,500                0             [*]
 8  Master Control Rooms          Audio subtitling inserter     1,500                0             [*]
 9  Master Control Rooms          Automation Control           10,000                3             [*]
10  Master Control Rooms          Cable - Audio                     3            1,500             [*]
11  Master Control Rooms          Cable - Control                   1              600             [*]
12  Master Control Rooms          Cable - Video                     1            1,000             [*]
13  Master Control Rooms          Connectors - Audio                2              150             [*]
14  Master Control Rooms          Connectors - R5422                1               60             [*]
15  Master Control Rooms          Connectors - Video                2              250             [*]
16  Master Control Rooms          Connectors - AES                 10              150             [*]
17  Master Control Rooms          Countdown clock               1,000                3             [*]
18  Master Control Rooms          Intercom station              2,500                3             [*]
19  Master Control Rooms          Local avail equipment         5,000                2             [*]
20  Master Control Rooms          Patchbays Audio               1,200                3             [*]
21  Master Control Rooms          Patchbays Video               1,200                3             [*]
22  Master Control Rooms          Rottor Control Panel          1,500                3             [*]
23  Master Control Rooms          Speaker, good                   500                6             [*]
24  Master Control Rooms          Still store                  60,000                2             [*]
25  Master Control Rooms          Still store remote control    3,000                3             [*]
26  Master Control Rooms          Still store networking        1,000                3             [*]
27  Master Control Rooms          Switcher M/C 16 in VLA       60,000                3             [*]
28  Master Control Rooms          Switcher Backup              25,000                3             [*]
29  Master Control Rooms          Switcher manual output          250                3             [*]
30  Master Control Rooms          Switcher                     40,000                3             [*]
31  Master Control Rooms          Switcher Audio Follow        90,704                0             [*]
32  Master Control Rooms          Switcher digital 12x1 v       2,500                3             [*]
33  Master Control Rooms          Tally system                    450               24             [*]
34  Master Control Rooms          Title generator networking    1,000                3             [*]
35  Master Control Rooms          Vectorscopes                  3,750                3             [*]
36  Master Control Rooms          WTM Digital
37  Master Control Rooms          WTM Digital
38  Master Control Rooms          WTM Analog
39  Master Control Rooms          WTM Analog
40  Master Control Rooms          Video Codec                   2,700               10             [*]
41  Master Control Rooms          Video Effects Device         50,000                2             [*]
42  Master Control Rooms          Video D to A
43  Master Control Rooms          Switcher
44  Master Control Rooms          Video measurement system    10,000                 3             [*]
45  Master Control Rooms          Video Monitor 19"            6,000                 8             [*]
46  Master Control Rooms          Video Monitor 9" Dual        1,000                28             [*]
47  Master Control Rooms          VTR Remote Control           2,500                 3             [*]
48  Master Control Rooms          Time of day clock              800                 3             [*]
49  Master Control Rooms          Waveform Monitor             6,000                 3             [*]               [*]
50  Commercial Cart Machines      AES Codec                    2,000                 4             [*]


                                         SCHEDULE D

                                                                Unit                    Total      Room
      Room                     Equipment                        Cost      Quantity      Cost     Sub-Total
      -----                    ---------                        -----     ---------     ------   ---------
51   Commercial Cart Machines  AES Delay                        3,500          2         [*]
52   Commercial Cart Machines  Audio Amplifier                    600          2         [*]
53   Commercial Cart Machines  Audio Level Meters                 800          4         [*]
54   Commercial Cart Machines  Audio Monitoring 2 ch A & D      1,500          8         [*]
55   Commercial Cart Machines  Audio Switcher                   1,000          2         [*]
56   Commercial Cart Machines  Cable - Audio                        3      1,500         [*]
57   Commercial Cart Machines  Cable - Control                      1      2,000         [*]
58   Commercial Cart Machines  Cable - Video                        1      2,500         [*]
59   Commercial Cart Machines  Cart Machine - LMS w/VTRs      575,000          2         [*]
60   Commercial Cart Machines  Cart Machine - internal a/c      5,000          2         [*]
61   Commercial Cart Machines  Cart Machine - networking       20,000          1         [*]
62   Commercial Cart Machines  Cart Machine - Control Remote
63   Commercial Cart Machines  Control Computer                10,000          3         [*]
64   Commercial Cart Machines  Character Generators - Chinese  75,000          3         [*]
65   Commercial Cart Machines  Connectors - Audio                   2        180         [*]
66   Commercial Cart Machines  Connectors - R5422                   1         80         [*]
67   Commercial Cart Machines  Connectors - Video                   2        150         [*]
68   Commercial Cart Machines  Connectors - AES                    10        100         [*]
69   Commercial Cart Machines  Intercom Station                 2,500          2         [*]
70   Commercial Cart Machines  Patchbays Audio                  1,200          3         [*]
71   Commercial Cart Machines  Patchbays Video                  1,200          3         [*]
72   Commercial Cart Machines
73   Commercial Cart Machines  Racks                              800          5         [*]
74   Commercial Cart Machines  Router 16 x 16 x 1 GD           50,000          1         [*]
75   Commercial Cart Machines  Router 16 x 16 x 2 DA           20,000          1         [*]
76   Commercial Cart Machines  Router Control Panel             1,500          2         [*]
77   Commercial Cart Machines  Speakers                           600          4         [*]
78   Commercial Cart Machines  Standards Converter            250,000          2         [*]
79   Commercial Cart Machines  Standards Converter            150,000          2         [*]
80   Commercial Cart Machines  Timecode UB reader               3,500          2         [*]
81   Commercial Cart Machines  Vectorscopes                     3,750         10         [*]
82   Commercial Cart Machines  Video Codec                      2,700          3         [*]
83   Commercial Cart Machines  Video Monitor 19"                6,000          2         [*]
84   Commercial Cart Machines  Video Monitor 14"                3,000         12         [*]
85   Commercial Cart Machines  Video display terminal             800          2         [*]
86   Commercial Cart Machines  Video Switcher                   2,000          2         [*]
87   Commercial Cart Machines  VTR - Digital Betacam           50,000          8         [*]
88   Commercial Cart Machines  VTR Remote Control               2,500          2         [*]
89   Commercial Cart Machines  Time of day display                800          4         [*]
90   Commercial Cart Machines  Waveform Monitor                 6,000         10         [*]         [*]
91   Tape Preparation          AES Codec                        2,000          1         [*]
92   Tape Preparation          Audio Level Meters                 800          4         [*]
93   Tape Preparation          Audio Monitoring 2 cn A & D      1,500          4         [*]
94   Tape Preparation          Cable - Audio                        2        800         [*]
95   Tape Preparation          Cable - Control                      1        800         [*]
96   Tape Preparation          Cable - Video                        1        800         [*]
97   Tape Preparation          Connectors - Audio                   2         40         [*]
98   Tape Preparation          Connectors - R5422                   1         20         [*]
99   Tape Preparation          Connectors - Video                   2         40         [*]
100  Tape Preparation          Connectors - AES                    10         40         [*]

                                  SCHEDULE D

                                                            UNIT                             TOTAL            ROOM
             ROOM                 EQUIPMENT                 COST           QUANTITY          COST           SUB-TOTAL
             ----                 ---------                 ----           --------          -----          ---------
101 Tape Preparation        Logging station                15,000              4             [*]
102 Tape Preparation        Logging station LMS software   15,000              1             [*]
103 Tape Preparation        Logging station\Software            0              0             [*]
104 Tape Preparation        Logging station monitors
105 Tape Preparation        Racks                             800              2             [*]
106 Tape Preparation        Router Control Panel            1,500              4             [*]
107 Tape Preparation        Video Coder                     2,700              4             [*]
108 Tape Preparation        Video Monitor 14"               3,000              4             [*]
109 Tape Preparation        ATM
110 Tape Preparation        Audio Test                                                                         [*]
111 Voice Over Booths       AES Codec 4 chan                2,300              2             [*]
112 Voice Over Booths       Audio Level Meters                800              2             [*]
113 Voice Over Booths       Audio Mixer                     5,000              1             [*]
114 Voice Over Booths       ADA, routing                     5000              1             [*]
115 Voice Over Booths       Cable - Audio                       3            300             [*]
116 Voice Over Booths       Cable - Control                     1            100             [*]
117 Voice Over Booths       Cable - Video                       1            200             [*]
118 Voice Over Booths       Connectors - Audio                  2             25             [*]
119 Voice Over Booths       Connectors - R5422                  1             10             [*]
120 Voice Over Booths       Connectors - Video                  2             25             [*]
121 Voice Over Booths       Connectors AES                     10             16             [*]
122 Voice Over Booths       Headphones                        150              2             [*]
123 Voice Over Booths       Headphone control                 300              2             [*]
124 Voice Over Booths       Intercom station                 2500              1             [*]
125 Voice Over Booths       Microphone mount                  300              2             [*]
126 Voice Over Booths       Microphone switch                 300              2             [*]
127 Voice Over Booths       Microphones                      1200              2             [*]
128 Voice Over Booths       Microphone preamps                  0              0             [*]
129 Voice Over Booths       Router Control Panel            1,500              1             [*]
130 Voice Over Booths       Video Monitor 14"               2,500              2             [*]
131 Voice Over Booths       VTR remote control              2,500              1             [*]
132 Voice Over Booths       Time of day display               800              1             [*]               [*]
133 Online Edit 1           AES Clock regen                 1,000              1             [*]
134 Online Edit 1           AES Codec 4 ch                  2,700             20             [*]
135 Online Edit 1           AES D/A                         1,000             20             [*]
136 Online Edit 1           ATR 24 track digital          150,000              0             [*]
137 Online Edit 1           ATR 24 track remote             5,000              0             [*]
138 Online Edit 1           ATR 4 track digital            15,000              3             [*]
139 Online Edit 1           ATR 4 track reel-to-reel       14,000              0             [*]
140 Online Edit 1           ATR remote                      2,000              0             [*]
141 Online Edit 1           Audio DAT editing recorders    10,000              4             [*]
142 Online Edit 1           Audio - CD player                 500              2             [*]
143 Online Edit 1           Audio Digital Cart              4,500              0             [*]
144 Online Edit 1           Audio mixer digital            50,000              3             [*]
145 Online Edit 1           Audio mixer DECAM cable         1,000              2             [*]
146 Online Edit 1           Audio outboard processing      20,000              0             [*]
147 Online Edit 1           Audio Amplifiers                1,200              3             [*]
148 Online Edit 1           Audio Level Meters                800              6             [*]
149 Online Edit 1           Audio Measurement System        5,000              0             [*]
150 Online Edit 1           Audio Phase Meter               2,500              3             [*]

                                  SCHEDULE D

                                                             Unit                 Total      Room
            Room              Equipment                      Cost    Quantity     Cost     Sub-total
            ----              ---------                      ----    --------     -----    ---------
151     Online Edit 1     Audio Switcher 10 x 1              1,500         3       [*]
152     Online Edit 1     Audio DA Analog
153     Online Edit 1     Cable - Audio                          3     3,000       [*]
154     Online Edit 1     Cable - Control                        1     1,500       [*]
155     Online Edit 1     Cable - Video                          1     3,000       [*]
156     Online Edit 1     Camera - accessories                8000         1       [*]
157     Online Edit 1     Camera - CCD                       34600         1       [*]
158     Online Edit 1     Camera - CCU adapter                   0         0       [*]
159     Online Edit 1     Camera - CCU                        8000         1       [*]
160     Online Edit 1     Camera - lens                      10000         1       [*]
161     Online Edit 1     Camera - lighting platform          5500         1       [*]
162     Online Edit 1     Camera - remote control             4000         1       [*]
163     Online Edit 1     Camera Cable
164     Online Edit 1     Character Gen Keyboard             5,000         2       [*]
165     Online Edit 1     Character Generator               75,000         1       [*]
166     Online Edit 1     Color Correction System           60,000         1       [*]
167     Online Edit 1     Connectors - Audio                     2       300       [*]
168     Online Edit 1     Connectors - R5422                     1        72       [*]
169     Online Edit 1     Connectors - Video                     2       600       [*]
170     Online Edit 1     DATs
171     Online Edit 1     Editor                            50,000         3       [*]
172     Online Edit 1     Effects - DVE 2 channel          100,000         0       [*]
173     Online Edit 1     Effects - storage                 50,000         4       [*]
174     Online Edit 1     Effects - DVE                    250,000         1       [*]
175     Online Edit 1     Encoders - monitoring                  0         0       [*]
176     Online Edit 1     Headphones                           150         2       [*]
177     Online Edit 1     Intercom station                   2,500         3       [*]
178     Online Edit 1     Patehbays Audio                    1,200        12       [*]
179     Online Edit 1     Patehbays Video                    1,200        12       [*]
180     Online Edit 1     Racks                                800        12       [*]
181     Online Edit 1     Router Control Panel               2,500         3       [*]
182     Online Edit 1     Safe Title Generator               3,700         3       [*]
183     Online Edit 1     Serializers                        2,000         6       [*]
184     Online Edit 1     Speakers                             600         6       [*]
185     Online Edit 1     Still Store                       60,000         3       [*]
186     Online Edit 1     Still Store remote control         3,000         3       [*]
187     Online Edit 1     Switcher 2M/E                    160,000         3       [*]
188     Online Edit 1     Switcher 2M/E                    130,000         0       [*]
189     Online Edit 1     Timecode character generator       2,500         3       [*]
190     Online Edit 1     Timecode Generator                 4,500         3       [*]
191     Online Edit 1     Timecode Phase Meter               2,500         3       [*]
192     Online Edit 1     Vectorscopes                       3,750         3       [*]
193     Online Edit 1     Video Codes                        2,700         6       [*]
194     Online Edit 1     Component to Serial Codec
195     Online Edit 1     Video A to D
196     Online Edit 1     Video DA'S Analog
197     Online Edit 1     Serial DA's
198     Online Edit 1     Video Measurement System          10,000         3       [*]
199     Online Edit 1     Video Monitor 19"                  6,500         6       [*]

                                  SCHEDULE D

                                                                     Unit                     Total          Room
                Room                           Equipment             Cost       Quantity       Cost        Sub-total
      --------------------------      --------------------------   ---------   ----------   ----------   -------------
200   Online Edit 1                   Video Monitor 9"                 1,000           36       [*]
201   Online Edit 1                   VTR Remote Control               2,500            3       [*]
202   Online Edit 1                   Time of day display                800            3       [*]
203   Online Edit 1                   Ultimatte                       60,000            1       [*]
204   Online Edit 1                   Waveform Monitor                 6,000            3       [*]           [*]
205   Offline/Online Edit 2,3         Cable - Audio                        3          500       [*]
206   Offline/Online Edit 2,3         Cable - Control                      1          250       [*]
207   Offline/Online Edit 2,3         Cable - Video                        1          500       [*]
208   Offline/Online Edit 2,3         Connectors - Audio                   2           50       [*]
209   Offline/Online Edit 2,3         Connectors - RS422                   1           25       [*]
210   Offline/online Edit 2,3         Connectors - Video                   2          100       [*]
211   Offline/online Edit 2,3         Editor PC based                  20000            2       [*]
212   Offline/online Edit 2,3         Headphones                         250            0       [*]
213   Offline/online Edit 2,3         Patchbays Video                   1200            2       [*]
214   Offline/online Edit 2,3         Racks                              800            2       [*]
215   Offline/online Edit 2,3         Router control panel              2500            2       [*]
216   Offline/online Edit 2,3         Safe Title Generator              3700            2       [*]
217   Offline/online Edit 2,3         Speakers                           500            4       [*]
218   Offline/online Edit 2,3         Timecode char gen                 2500            2       [*]
219   Offline/online Edit 2,3         Vectorscopes                      3750            2       [*]
220   Offline/online Edit 2,3         Video Monitor 14"                 2500            2       [*]
221   Offline/online Edit 2,3         Video Monitor B & W                750            6       [*]
222   Offline/online Edit 2,3         VCR - EVMS                        2000            6       [*]
223   Offline/online Edit 2,3         Waveform Monitor                  5000            2       [*]           [*]
224   Graph./Char. Gen./Sub. Ttl.     Audio Amplifier                   1500            2       [*]
225   Graph./Char. Gen./Sub. Ttl.     Audio Amplifier/Speaker stereo     500            3       [*]
226   Graph./Char. Gen./Sub. Ttl.     Cable - Audio                        3          600       [*]
227   Graph./Char. Gen./Sub. Ttl.     Cable - Control                      1        1,000       [*]
228   Graph./Char. Gen./Sub. Ttl.     Cable - Video                        1        1,000       [*]
229   Graph./Char. Gen./Sub. Ttl.     Camera - accessories              8000            1       [*]
230   Graph./Char. Gen./Sub. Ttl.     Camera - CCD                     34600            1       [*]
231   Graph./Char. Gen./Sub. Ttl.     Camera - CCU                      8000            1       [*]
232   Graph./Char. Gen./Sub. Ttl.     Camera - lens                    10000            1       [*]
233   Graph./Char. gen./Sub. Ttl.     Camera - lighting platform        5500            1       [*]
234   Graph./Char. Gen./Sub. Ttl.     Camera, Cable                                     1
235   Graph./Char. Gen./Sub. Ttl.     Camera - remote control           4000            1       [*]
236   Graph./Char. Gen./Sub. Ttl.     Camera - stand                    5000            1       [*]
237   Graph./Char. Gen./Sub. Ttl.     Character Generators - Chinese   75000            1       [*]
238   Graph./Char. Gen./Sub. Ttl.     Connectors - Audio                   2          150       [*]
239   Graph./Char. Gen./Sub. Ttl.     Connectors - RS422                   1           50       [*]
240   Graph./Char. Gen./Sub. Ttl.     Connectors - Video                   2          150       [*]
241   Graph./Char. Gen./Sub. Ttl.     Connectors - AES                    10           26       [*]
242   Graph./Char. Gen./Sub. Ttl.     Encoder                          20000            2       [*]
243   Graph./Char. Gen./Sub. Ttl.     Headphones                         150            2       [*]
244   Graph./Char. Gen./Sub. Ttl.     Headphone control                  300            2       [*]
245   Graph./Char. Gen./Sub. Ttl.     Intercom station                  2500            3       [*]
246   Graph./Char. Gen./Sub. Ttl.     Paintbox - quantel              165000            2       [*]
247   Graph./Char. Gen./Sub. Ttl.
248   Graph./Char. Gen./Sub. Ttl.     Hal quantel
249   Graph./Char. Gen./Sub. Ttl.     Patchbays Video                   1200            2       [*]
250   Graph./Char. Gen./Sub. Ttl.     Racks                              800            3       [*]

                                         SCHEDULE D

                                                                   Unit                    Total      Room
                Room                        Equipment              Cost       Quantity     Cost     Sub-Total
     ---------------------------  ----------------------------   --------     --------    -------   ---------
251  Graph./Char. Gen./Sub. Ttl.  Router Control Panel              1500           3        [*]
252  Graph./Char. Gen./Sub. Ttl.  Safe Title gen                    3000           1        [*]
253  Graph./Char. Gen./Sub. Ttl.  Serializers                       2000           5        [*]
254  Graph./Char. Gen./Sub. Ttl.  Still Store                      60000           1        [*]
255  Graph./Char. Gen./Sub. Ttl.  Still Store remote control       3,000           1        [*]
256  Graph./Char. Gen./Sub. Ttl.  Subtitle system                  25000           2        [*]
257  Graph./Char. Gen./Sub. Ttl.  Timecode character generator      2500           1        [*]
258  Graph./Char. Gen./Sub. Ttl.  Vectorscopes                      3750           1        [*]
259  Graph./Char. Gen./Sub. Ttl.  Video Measurement System         10000           3        [*]
260  Graph./Char. Gen./Sub. Ttl.  Video Monitor 14"                 6000           2        [*]
261  Graph./Char. Gen./Sub. Ttl.  Video Monitor B/W triple          1500           1        [*]
262  Graph./Char. Gen./Sub. Ttl.  Video Monitor 8" dual             2000           4        [*]
263  Graph./Char. Gen./Sub. Ttl.  VTR Remote Control                2500           1        [*]
264  Graph./Char. Gen./Sub. Ttl.  Waveform Monitor                  6000           1        [*]        [*]
265  Audio Sweetening             ATR 24 track analog             75,000           1        [*]
266  Audio Sweetening             ATR 24 track remote              5,000           1        [*]
267  Audio Sweetening             ATR 4 track reel to reel        14,000           1        [*]
268  Audio Sweetening             ATR 2 track reel to reel        11,000           1        [*]
269  Audio Sweetening             ATR 4 track
270  Audio Sweetening             Audio CD player                      0           0        [*]
271  Audio Sweetening             Audio cassette rec/player            0           0        [*]
272  Audio Sweetening             Audio EFX library                    0           0        [*]
273  Audio Sweetening             Audio DAT machine                    0           0        [*]
274  Audio Sweetening             Audio mixer analog 46 input    150,000           1        [*]
275  Audio Sweetening             Audio - disk recorder            4,500           1        [*]
276  Audio Sweetening             Audio Analog D/A                   250          10        [*]
277  Audio Sweetening             Audio codecs                     1,800          20        [*]
278  Audio Sweetening             Audio D/A Frame                    650           5        [*]
279  Audio Sweetening             Audio Digital D/A                  575          10        [*]
280  Audio Sweetening             Audio Room equalizer             4,000           1        [*]
281  Audio Sweetening             Audio Level Meters                 800           4        [*]
282  Audio Sweetening             Audio Monitoring - AES Mix       5,000           2        [*]
283  Audio Sweetening             Audio Monitoring - Amplifier     2,500           2        [*]
284  Audio Sweetening             Audio Monitoring - Speakers      1,500           4        [*]
285  Audio Sweetening             Audio Turntable                      0           0        [*]
286  Audio Sweetening             Audio Workstation              200,000           1        [*]
287  Audio Sweetening             Audio Workstation MIDI          55,000           1        [*]
288  Audio Sweetening             Audio outboard processing       10,000           1        [*]
289  Audio Sweetening             Audio Patchbays                  1,200           6        [*]
290  Audio Sweetening             Audio ebase meter                2,500           1        [*]
291  Audio Sweetening             Cable - Audio                        3       6,000        [*]
292  Audio Sweetening             Cable - Control                      1       2,000        [*]
293  Audio Sweetening             Cable - Video                        1       2,000        [*]
294  Audio Sweetening             Connectors - Audio                   2         200        [*]
295  Audio Sweetening             Connectors - R5422                   1         100        [*]
296  Audio Sweetening             Connectors - Video                   2         100        [*]
297  Audio Sweetening             Connectors AES                      10         300        [*]
298  Audio Sweetening             Headphones                         150           2        [*]
299  Audio Sweetening             Intercom station                 2,500           1        [*]
300  Audio Sweetening             Racks                              800           3        [*]

                                  SCHEDULE D

                                                                  Unit                   Total     Room
        Room              Equipment                               Cost       Quantity    Cost    Sub-total
        ----              ---------                               ----       --------    -----   ---------
301     Audio Sweetening  Router Control Panel                    2,500           1      [*]
302     Audio Sweetening  Synchronizing                          10,000           1      [*]
303     Audio Sweetening  Timecode character generator            2,500           1      [*]
304     Audio Sweetening  VTR - Digital Betacam                  15,000           0      [*]
305     Audio Sweetening  VTR Remote Control                      2,500           1      [*]
306     Audio Sweetening  Video Monitor                           6,000           1      [*]       [*]
307     Studio/CCU        Amplifier - Audio                       1,000           1      [*]
308     Studio/CCU        Audio Amplifier/Speaker combo           1,000           1      [*]
309     Studio/CCU        Cable - Audio                               3       3,000      [*]
310     Studio/CCU        Cable - Control                             1       2,000      [*]
311     Studio/CCU        Cable - Triax                              10         400      [*]
312     Studio/CCU        Cable - Video                               1       2,000      [*]
313     Studio/CCU        Cable - service/patch panels            2,500           3      [*]
314     Studio/CCU        Camera - CCD                           80,000           3      [*]
315     Studio/CCU        Camera - CCR                           21,000           3      [*]
316     Studio/CCU        Camera - triax cable                    2,000           3      [*]
317     Studio/CCU        Camera - color viewfinder               5,000           3      [*]
318     Studio/CCU        Camera - Accessories                   10,000           3      [*]
319     Studio/CCU        Camera - zoom lenses                   30,000           3      [*]
320     Studio/CCU        Adapter for vtr
321     Studio/CCU        Battery Packs
322     Studio/CCU        Battery Charger
323     Studio/CCU        Command Network
324     Studio/CCU        Camera - encoder RGB - 601              2,000           3      [*]
325     Studio/CCU        Camera - master setup panel             7,000           2      [*]
326     Studio/CCU        Camera - CCU Block 4.2                      0           0      [*]
327     Studio/CCU        Camera - VC select switcher             3,000           2      [*]
328     Studio/CCU        Camera - teleprompter                   3,000           2      [*]
329     Studio/CCU        Camera - teleprompter control com      15,000           2      [*]
330     Studio/CCU        Camera - pedestal & head               35,000           3      [*]
331     Studio/CCU        Color Corrector                         5,450           2      [*]
332     Studio/CCU        Color Corrector Control                 1,805           2      [*]
333     Studio/CCU        Connectors - Audio                          2         300      [*]
334     Studio/CCU        Connectors - R5422                          1         160      [*]
335     Studio/CCU        Connectors - Video                          2         240      [*]
336     Studio/CCU        Connectors AES                             10         120      [*]
337     Studio/CCU        Headphones                                160           4      [*]
338     Studio/CCU        Intercom station                        2,500           1      [*]
339     Studio/CCU        Intercom - wireless TFB                 3,000           4      [*]
340     Studio/CCU        Intercom - wireless FL                  3,500           2      [*]
341     Studio/CCU        Lighting dimmers                      100,000           1      [*]
342     Studio/CCU        Lighting instruments                    2,500          50      [*]
343     Studio/CCU        Lift - equipment                        2,500           1      [*]
344     Studio/CCU        Microphones                             1,200           4      [*]
345     Studio/CCU        Microphones - Wireless                  5,000           1      [*]
346     Studio/CCU        Microphones - clip on                     800           3      [*]
347     Studio/CCU        Microphones - hand held                     0           0      [*]
348     Studio/CCU        Microphones - desk stands                 200           4      [*]
349     Studio/CCU        Microphones - floor stands                250           4      [*]
350     Studio/CCU        Microphones - boom stands               1,500           2      [*]

                                  SCHEDULE D

                                                                    Unit                     Total          Room
             Room                      Equipment                    Cost       Quantity       Cost        Sub-total
      ------------------       --------------------------         ---------   ----------   ----------   -------------
351   Studio/CCU               Microphone - cables                     100           20       [*]
352   Studio/CCU               Patchbays Audio                       1,200            2       [*]
353   Studio/CCU               Patchbays Video                       1,200            2       [*]
354   Studio/CCU               Racks                                   800            4       [*]
355   Studio/CCU               Faster Control Panel                  1,500            1       [*]
356   Studio/CCU               Serializers                           1,200            3       [*]
357   Studio/CCU               Speakers                              1,000            4       [*]
358   Studio/CCU               Speakers - Self powered PA            2,000            4       [*]
359   Studio/CCU               Vectorscopes                          3,750            2       [*]
360   Studio/CCU               Video Codes                          10,000            2       [*]
361   Studio/CCU               Video A To D
362   Studio/CCU               Video Encoder                         3,000            2       [*]
363   Studio/CCU               Video Monitor 31"                     5,000            3       [*]
364   Studio/CCU               Video Monitor 25"                     3,000            6       [*]
365   Studio/CCU               Video Monitor 14"                      4000            2       [*]
366   Studio/CCU               Video Monitor 9" B/W
367   Studio/CCU               Video Monitor Color Dual              2,000            2       [*]
368   Studio/CCU               Video Monitor - roll around carts       600            2       [*]
369   Studio/CCU               Video monitor - grid mount hard         800           10       [*]
370   Studio/CCU               VTR - Portable Betacom SP                 0            0       [*]
371   Studio/CCU               Time of day display                     800            1       [*]
372   Studio/CCU               Serial DA,s
373   Studio/CCU               Serial 10X1 Video
374   Studio/CCU               Waveform Monitor                      6,000            2       [*]
375   Studio/CCU               Waveform Monitor                      3,500            2       [*]               [*]
376   Production Control       AES Clock regen                       1,000            1       [*]
377   Production Control       AES Codet                             2,700            5       [*]
378   Production Control       AES D/A                               1,000            4       [*]
379   Production Control       Audio Amplifier                       1,500            1       [*]
380   Production Control       Audio Level Meters                      800            2       [*]
381   Production Control       Audio Measurement System              5,000            1       [*]
382   Production Control       Audio Room equalizer                  1,500            1       [*]
383   Production Control       Cable - Audio                             3        1,000       [*]
384   Production Control       Cable - Control                           1          500       [*]
385   Production Control       Cable - Video                             1        1,000       [*]
386   Production Control       Character Gen. Titler                75,000            1       [*]
387   Production Control       Connectors - Audio                        2          150       [*]
388   Production Control       Connectors - RS422                        1           25       [*]
389   Production Control       Connectors - Video                        2          250       [*]
390   Production Control       Connectors - 25pin tally                  2          200       [*]
391   Production Control       Countdown clocks                      1,000            2       [*]
392   Production Control       Intercom station                      2,500            8       [*]
393   Production Control       Keyboard - Titler                     2,500            1       [*]
394   Production Control       Patchbays Audio                       1,200            2       [*]
395   Production Control       Patchbays Video                       1,200            2       [*]
396   Production Control       Racks                                   800            4       [*]
397   Production Control       Router Control Panel                  2,500            1       [*]
398   Production Control       Safe Title Generator                  3,700            1       [*]
399   Production Control       Serializers                           2,000            2       [*]
400   Production Control       Speakers                              1,000            4       [*]

                                  SCHEDULE D

                                                                      Unit                    Total          Room
            Room                                Equipment             Cost       Quantity      Cost        Sub-total
      ------------------              ----------------------------   -------     --------     -------      ---------
401   Production Control              Still Store                     50,000           1       [*]
402   Production Control              Still Store remote control       3,000           1       [*]
403   Production Control              Switcher                       160,000           1       [*]
404   Production Control              Timecode character generator     2,500           1       [*]
405   Production Control              Vectorscopes                     3,750           1       [*]
406   Production Control              Video Codec                      2,700           2       [*]
407   Production Control              Video A To D
408   Production Control              Video Effects System           130,000           1       [*]
409   Production Control              Video encoder - monitoring           0           0       [*]
410   Production Control              Video Measurement               10,000           1       [*]
411   Production Control              Video Monitor 14"                3,500          12       [*]
412   Production Control              Video Monitor - 14"              4,500           2       [*]
413   Production Control              Video Monitor - 19"              6,500           2       [*]
414   Production Control              Video Monitor - 9"               1,000           5       [*]
415   Production Control              Video Switcher 10 x 1            3,000           1       [*]
416   Production Control              VTR Remote Control               2,500           1       [*]
417   Production Control              Time of day clock                  800           1       [*]
418   Production Control              Waveform Monitor                 6,000           1       [*]
419   Production Control              Tally matrix control            10,000           1       [*]
420   Production Control              Ultimatte                            0           0       [*]           [*]
421   Audio Control                   ATR 4 track reel to reel        14,000           1       [*]
422   Audio Control                   ATR 4 track remote               5,000           1       [*]
423   Audio Control                   ATR remote                       2,000           1       [*]
424   Audio Control                   Audio mixer analog 40 input     60,000           1       [*]
425   Audio Control                   Audio DAT editing recorders     10,000           2       [*]
426   Audio Control                   Audio Cassette Player                0           0       [*]
427   Audio Control                   Audio - Cart machine             4,500           2       [*]
428   Audio Control                   Audio - CD player                  500           1       [*]
429   Audio Control                   Audio outboard processing       20,000           1       [*]
430   Audio Control                   Audio Analog D/A                   250           2       [*]
431   Audio Control                   AES Codec 4 ch                   2,700          10       [*]
432   Audio Control                   Audio codecs                     1,350           0       [*]
433   Audio Control                   Audio D/A Frame                    850           2       [*]
434   Audio Control                   Audio Digital D/A                  575           3       [*]
435   Audio Control                   Audio Level Meters                 800           2       [*]
436   Audio Control                   Audio Monitoring - AES Mix       5,000           1       [*]
437   Audio Control                   Audio Amplifier                  1,200           2       [*]
438   Audio Control                   Audio Phase Meter                2,500           1       [*]
439   Audio Control                   Audio Measurement System         5,000           1       [*]
440   Audio Control                   Audio Patchbays                  1,200           6       [*]
441   Audio Control                   Cable - Audio                        3       3,000       [*]
442   Audio Control                   Cable - Control                      1       1,000       [*]
443   Audio Control                   Cable - Video                        1         500       [*]
444   Audio Control                   Connectors - Audio                   2         200       [*]
445   Audio Control                   Connectors - R5422                   1          20       [*]
446   Audio Control                   Connectors - Video                   2          60       [*]
447   Audio Control                   Connectors AES                      10         150       [*]
448   Audio Control                   Microphones                        150           4       [*]
449   Audio Control                   Intercom station                 2,500           2       [*]
450   Audio Control                   Racks                              800           4       [*]

                                   SCHEDULE D


                                                                   Unit                          Total            Room
         Room                Equipment                             Cost           Quantity        Cost          Sub-total
         ----                ---------                             ----           --------       ------         ---------
451  Audio Control           Speakers                               1,000                4         [*]
452  Audio Control           Synchronising                         10,000                2         [*]
453  Audio Control           Timecards character generator          2,500                1         [*]
454  Audio Control           Video Monitor 19"                      6,000                2         [*]
455  Audio Control           Video Monitor 9"                       1,000                4         [*]
456  Audio Control           Time of day display                      800                1         [*]               [*]
457  Main Tape               AES Coders                             2,500               20         [*]
458  Main Tape               AES Delay                              3,500                4         [*]
459  Main Tape               Audio Amplifier                        1,000                3         [*]
460  Main Tape               Audio Level Meters                       800                4         [*]
461  Main Tape               Audio measurement system               5,000                3         [*]
462  Main Tape               Audio Monitoring & channel A & D       1,500               20         [*]
463  Main Tape               Audio Phase Meter                      2,500                3         [*]
464  Main Tape               Audio Switcher                         1,000                3         [*]
465  Main Tape               Cable - Audio                              3            3,500         [*]
466  Main Tape               Cable - Control                            1            2,500         [*]
467  Main Tape               Cable - Video                              1            5,000         [*]
468  Main Tape               Connectors - Audio                         2              200         [*]
469  Main Tape               Connectors - R5422                         1              175         [*]
470  Main Tape               Connectors - Video                         2            1,200         [*]
471  Main Tape               Connectors AES                            10            1,000         [*]
472  Main Tape               Decoder                               15,000                2         [*]
473  Main Tape               Encoder                               20,000                2         [*]
474  Main Tape               Interior station                       2,500                2         [*]
475  Main Tape               Machine Control & Setup System        50,000                1         [*]
476  Main Tape               Patchbays Audio                        1,200               12         [*]
477  Main Tape               Patchbays Video                        1,200               12         [*]
478  Main Tape               Racks                                    800               15         [*]
479  Main Tape               Center Control Panel                   1,500                4         [*]
480  Main Tape               Speakers                                 400                8         [*]
481  Main Tape               Timecode character generator           2,500                2         [*]
482  Main Tape               Timecode Generator                     4,500                1         [*]
483  Main Tape               Timecode Analyzer
484  Main Tape               Vectorscopes                           3,750                3         [*]
485  Main Tape               Video Codec                            5,000               10         [*]
486  Main Tape               Video A to D
487  Main Tape               Video format connectors               15,000                2         [*]
488  Main Tape               Video Monitor - 14"                    4,500                3         [*]
489  Main Tape               Video Monitor - 9"                     1,000               32         [*]
490  Main Tape               Video Measurement system              10,000               12         [*]
491  Main Tape                                                          0                0         [*]
492  Main Tape               Video Switcher                         2,000                2         [*]
493  Main Tape               Picturenet Controll
494  Main Tape               VTR - D2 NTSC                         50,000                2         [*]
495  Main Tape               VTR-Digital Betcam                    50,000               18         [*]
496  Main Tape               VTR - Digital Betacam                      0                0         [*]
497  Main Tape               VTR - NTSC Betacam 18 record deck     40,000                2         [*]
498  Main Tape               Sony Rack Slides
499  Main Tape               VTR - PAL Betacom 27 record decks     40,000                4         [*]
500  Main Tape               VTR - JVKS                             1,000                8         [*]

                                  SCHEDULE D


                                                                     Unit                     Total          Room
                 Room                          Equipment             Cost       Quantity       Cost        Sub-total
      -----------------------------   --------------------------   ---------   ----------   ----------     ---------
501   Main Tape                       VTR - TBC                        5,000            1        [*]
502   Main Tape                       VTR - TBC system                25,000            1        [*]
503   Main Tape                       Time of day clock                  800            1        [*]
504   Main Tape                       Waveform Monitor                 6,000            3        [*]
505   Main Tape                       Waveform Mon Vectorsc combo      6,000           12        [*]            [*]
506   Main Machine                    AES D/A                           1500            3        [*]
507   Main Machine                    AES D/A clock dist                2000            4        [*]
508   Main Machine                    AES / FBU Measurement System      5000            1        [*]
509   Main Machine                    AES Delay 4 ch                    3500            1        [*]
510   Main Machine                    AES Reference character           5000            1        [*]
511   Main Machine                    AES Synchronizer                  5500            1        [*]
512   Main Machine                    AES Tone Generator                2000            1        [*]
513   Main Machine                    Audio Level Meters                 800            4        [*]
514   Main Machine                    Audio Monitoring - Amplifier      1500            2        [*]
515   Main Machine                    Audio Measurement System          5000            4        [*]
516   Main Machine                    Audio Phase Meter                 2500            2        [*]
517   Main Machine                    Audio ph. meter select sw.         200            2        [*]
518   Main Machine                    Cable - Audio                        1        8,000        [*]
519   Main Machine                    Cable - Control                      1        3,500        [*]
520   Main Machine                    Cable - Video                        1        4,000        [*]
521   Main Machine                    Clock - master                    5000            1        [*]
522   Main Machine                    Codecs - AES                      1000           16        [*]
523   Main Machine                    Codecs - Video                    4000            6        [*]
524   Main Machine                    Connectors - Audio                   2          750        [*]
525   Main Machine                    Connectors - RS422                   1          200        [*]
526   Main Machine                    Connectors - Video                   2          500        [*]
527   Main Machine                    Connectors AES                      10          512        [*]
528   Main Machine                    D/A Analog Audio                  2500            8        [*]
529   Main Machine                    D/A Analog Video                  3500            4        [*]
530   Main Machine                    D/A Digital Audio                 2500            8        [*]
531   Main Machine                    D/A Digital Video                 2500            4        [*]
532   Main Machine                    D/A Misc                          3000            4        [*]
533   Main Machine                    Encoder NTSC - 601               20000            1        [*]
534   Main Machine                    Frame Synchronizer                6500            1        [*]
535   Main Machine                    Intercom station                  2500            2        [*]
536   Main Machine                    Intercom system                  25000            2        [*]
537   Main Machine                    Patchbays Audio                   1200           10        [*]
538   Main Machine                    Patchbays Video                   1200           10        [*]
539   Main Machine                    Picturenet                           0            0        [*]
540   Main Machine                    Racks                              800           12        [*]
541   Main Machine                    Router 128 x 128 timecode        35000            1        [*]
542   Main Machine                    Router 128 x 128 x 4 AES        155000            2        [*]
543   Main Machine                    Add-on AES
544   Main Machine                    Router 128 x 128 RE-422          28000            1        [*]
545   Main Machine                    Router 128 x 128 JD             300000            1        [*]
546   Main Machine                    Router 16 x 14 alpha             25000            1        [*]
547   Main Machine                    Router Computer                   8000            2        [*]
548   Main Machine                    Router Control Panel              2500           10        [*]
549   Main Machine                    Router Software                  21000            1        [*]
550   Main Machine                    Serializers                       2000           12        [*]

                                  SCHEDULE D


                                                                     Unit                     Total          Room
             Room                              Equipment             Cost       Quantity       Cost        Sub-total
      ---------------------           --------------------------   ---------    --------    ----------   -------------
551   Main Machine                     Speakers                          500        4            [*]
552   Main Machine                     Standards Converter            150000        1            [*]
553   Main Machine                     Sync gen NTSC                    5500        1            [*]
554   Main Machine                     Sync gen PAL                    10000        2            [*]
555   Main Machine                     Sync switchber                   4500        2            [*]
556   Main Machine                     Test gen NTSC                   10000        1            [*]
557   Main Machine                     Test gen PAL                    10000        2            [*]
558   Main Machine                     Test Gen Digital
559   Main Machine                     Timecode Generator               4500        2            [*]
560   Main Machine                     Vectorscopes                     3750        2            [*]
561   Main Machine                     Vectorscopes NTSC                3750        1            [*]
562   Main Machine                     Video Measurement System        30000        2            [*]
563   Main Machine                     Video Measurement System        10000        4            [*]
564   Main Machine                     Video Monitor 19"                7200        4            [*]
565   Main Machine                     Video Monitor 8"                 1000        4            [*]
566   Main Machine                     Video Monitor triple             2500        4            [*]
567   Main Machine                     Video Monitor 9" B&W              450       10            [*]
568   Main Machine                     Video Monitor 14" B&W            2500        2            [*]
569   Main Machine                     Time of day display               800        2            [*]
570   Main Machine                     Waveform Monitor                 6000        2            [*]
571   Main Machine                     Waveform Monitor NTSC            3500        1            [*]           [*]
572   Engineering and Maint.           AES Test Meter                  3,500        1            [*]
573   Engineering and Maint.           Computer                        8,000        3            [*]
574   Engineering and Maint.           Oscilloscopes                   8,500        2            [*]
575   Engineering and Maint.           Setup Rigs                     25,000        1            [*]
576   Engineering and Maint.           Spare Parts                    29,000        1            [*]
577   Engineering and Maint.           Tools                           1,000        2            [*]
578   Engineering and Maint.           Test equipment                 50,000        1            [*]           [*]
579   Electrical and HVAC              Air Compressor                  5,000        1            [*]
580   Electrical and HVAC              Air Conditioning                1,000      175            [*]
581   Electrical and HVAC              Humidity Control               50,000        1            [*]
582   Electrical and HVAC              Electrical transfer switch     15,000        1            [*]
583   Electrical and HVAC              UPS                           175,000        1            [*]           [*]
584   Support Areas                    Office Furniture               30,000        1            [*]
585   Support Areas                    Rack Hardware                  10,000        1            [*]
586   Support Areas                    Dense pack storage system      75,000        1            [*]
587   Support Areas                    Security Systems               50,000        1            [*]
588   Support Areas                    Consoles & built ins          100,000        1            [*]           [*]
589                                    Wiring                      1,105,000        1            [*]           [*]
                                                                                                 [*]           [*]

                                  SCHEDULE E

                            [Intentionally omitted]

                                  SCHEDULE F

                                  Floor Plan

              MTV Asia Facilities at Four Media Company Singapore


                              [Map appears here]

              MTV Asia Facilities at Four Media Company Singapore

                              [Map appears here]

                                  SCHEDULE G

                         PRE-COMMENCEMENT FEE SCHEDULE

Service                     Particular Service                Monthly Fees
                            First channel                           [*]
Origination                 Second channel                          [*]
                            (subsequent to first channel)

                            Edit 1 (compositing)                    [*]
Editing                     Edit 2                                  [*]
                            Edit 3                                  [*]

                            First shift                             [*]
Studio                      Second shift, subsequent to             [*]
                            first shift

Audio Mixing                                                        [*]

Graphics                                                            [*]

                            Total                                   [*]

                                  SCHEDULE H

                           TECHNICAL SPECIFICATIONS
                           ------------------------
NTSC 525 Analog
---------------
1. All video timing parameters shall meet EIA RS170A specifications.

2. All facility signal distribution (video and audio) shall meet RS250C short haul specifications.

PAL 625 Analog
--------------
1. All video timing parameters shall meet CCIR Report 624-4 specifications.

2. All facility signal distribution (video and audio) shall meet CCIR Report 624-4 specifications.

625 and 525 Digital
-------------------
1. All parallel digital signals shall interface in conformance with ANSI/SMPTE 125M-1992 "Component Video Signal 4:2:2 - Bit Parallel Digital Interface" specifications.

2. All serial digital signals shall interface in conformance with ANSI/SMPTE 259M-1993 "10 Bit 4:2:2 Component and 4fsc NTSC Composite Digital Signals - Serial Digital Interface" specifications.

3. All digital encoding shall meet CCIR 601-2 "Encoding Parameters of Digital Television for Studios" specifications.

Acoustic
--------
Studio NC-25
Control Rooms NC-30

HVAC (studio and all technical areas)
----
Temperature 68 degrees-72 degrees F
Relative humidity 40%-60%

                                 SCHEDULE I-1

                        Form of Guaranty to be Executed
                         by Viacom International Inc.

                                   GUARANTY

     This Guaranty ("Guaranty") is entered into as of February 13, 1995 by Viacom International Inc., a Delaware corporation ("Guarantor"), in favor of Four Media Company Asia PTE Ltd. ("4MCA").

     In order to induce 4MCA to enter into that certain Agreement dated as of February 13, 1995 (the "Agreement") between 4MCA and MTV Asia LDC ("MTVA"), which is a wholly-owned subsidiary of (a) Guarantor and (b) MTV Asia Development Company, Inc. (a wholly-owned subsidiary of Guarantor), and for other valuable consideration, receipt of which is hereby acknowledged, Guarantor hereby irrevocably, absolutely, unconditionally guarantees to 4MCA the prompt, punctual and full performance and payment when due of any and all obligations of MTVA under the Agreement and the prompt performance of any and all of the terms, conditions and covenants agreed to be performed by MTVA under the Agreement, irrespective of the value, genuineness, validity, regularity or enforceability of the Agreement or any term or provision of any other document relating to the obligations or any other circumstance, to the extent any of the foregoing might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (all such obligations, terms, conditions and covenants are hereinafter collectively referred to as the "Obligations"). The term "Obligations" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities heretofore, now or hereafter made, incurred or created under the Agreement, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon any of the Obligations may be or hereafter become unenforceable.

     This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms.

     Guarantor hereby expressly waives diligence, presentment, demand for payment, protest, benefit of any statute of limitations affecting MTVA's liability under the Agreement or the enforcement of this Guaranty, benefit of any act of omission by 4MCA which directly or indirectly results in or aids the discharge of MTVA or any of the Obligations by operation of law or otherwise, all notices whatsoever, including, without limitation, notice of acceptance of this Guaranty and the incurring of the Obligations, and any requirement that 4MCA exhaust any right, power or remedy or proceed against MTVA or any other guarantor, or any other security for, or any other party liable for, any of the Obligations. Guarantor specifically agrees that it will not be necessary or required, and Guarantor shall not be entitled to require, that 4MCA file suit or proceed to assert or obtain a claim for personal judgment against MTVA for the Obligations or to make any effort at collection or enforcement of the Obligations from MTVA or file suit or proceed to obtain or assert a claim for personal judgment against any other guarantor or other party liable for the Obligations or make any effort at collection of the

Obligations from any such party or exercise or assert any other right or remedy to which 4MCA is or may be entitled in connection with the Obligations or any guaranty thereof or assert or file any claim against the assets of MTVA or any other person liable for this Guaranty or the Obligations, or any part thereof, before or as a condition of enforcing the liability of Guarantor under this Guaranty.

     Until payment and performance in full of the Obligations, Guarantor waives any right to enforce any remedy of 4MCA which 4MCA now or may hereafter have against MTVA, any other guarantor or any other person and waives any benefit of, or any right to participation in, any security whatsoever now or hereafter held by 4MCA. Guarantor waives any defense Guarantor may have based upon any election of remedies by 4MCA which impairs or nullifies Guarantor's subrogation rights or Guarantor's rights to proceed against MTVA for reimbursement, including, without limitation, any loss of rights Guarantor may suffer by reason of any rights, powers or remedies of MTVA in connection with any state, federal or foreign anti-deficiency laws or any other laws limiting, qualifying or discharging the Obligations.

     The liability of Guarantor hereunder shall be reinstated and revived and the rights of 4MCA shall continue if and to the extent that for any reason any payment or performance by or on behalf of MTVA is rescinded or must be otherwise restored by 4MCA, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid or such act had not been performed. The determination as to whether any such payment or performance must be rescinded or restored shall be made by 4MCA in its sole discretion; provided, however, that if 4MCA chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold harmless 4MCA with respect to all costs (including, without limitation, attorneys' fees) of such litigation.

     This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered by Guarantor as of the date first above written.

                           VIACOM INTERNATIONAL INC., a Delaware corporation

                           By:
                              -----------------------------------------------
                               Its:
                                   ------------------------------------------

                                 SCHEDULE I-2

                        Form of Guaranty to be Executed
                             by Four Media Company

                                   GUARANTY

     This Guaranty ("Guaranty") is entered into as of February 13, 1995 by Four Media Company, a Delaware corporation ("Guarantor"), in favor of MTV Asia LDC ("MTVA").

     In order to induce MTVA to enter into that certain Agreement dated as of February 13, 1995 (the "Agreement") between MTVA and Four Media Company Asia PTE Ltd. ("4MCA"), a wholly-owned subsidiary of Guarantor, and for other valuable consideration, receipt of which is hereby acknowledged, Guarantor hereby irrevocably, absolutely and unconditionally guarantees to MTVA the prompt, punctual and full performance and payment when due of any and all obligations of 4MCA under the Agreement and the prompt performance of any and all of the terms, conditions and covenants agreed to be performed by 4MCA under the Agreement, irrespective of the value, genuineness, validity, regularity or enforceability of the Agreement or any term or provision of any other document relating to the Obligations or any other circumstance, to the extent any of the foregoing might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (all such obligations, terms, conditions and covenants are hereinafter collectively referred to as the "Obligations"). The term "Obligations" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities heretofore, now or hereafter made, incurred or created under the Agreement, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon any of the Obligations may be or hereafter become unenforceable.

     This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms.

     Guarantor hereby expressly waives diligence, presentment, demand for payment, protest, benefit of any statute of limitations affecting 4MCA's liability under the Agreement or the enforcement of this Guaranty, benefit of any act or omission by MTVA which directly or indirectly results in or aids the discharge or 4MCA or any of the Obligations by operation of law or otherwise, all notices whatsoever, including, without limitation, notice of acceptance of this Guaranty and the incurring of the Obligations, and any requirement that MTVA exhaust any right, power or remedy or proceed against 4MCA or any other guarantor, or any other security for, or any other party liable for, any of the Obligations. Guarantor specifically agrees that it will not be necessary or required, and Guarantor shall not be entitled to require, that MTVA file suit or proceed to assert or obtain a claim for personal judgment against 4MCA for the Obligations or to make any effort at collection or enforcement of the Obligations from 4MCA or file suit or proceed to obtain or assert a claim for personal judgment against any other guarantor or other party liable for the Obligations or make any effort at collection of the Obligations from any such party or exercise or assert any other right or remedy to which MTVA is or may be entitled in connection with the Obligations or any guaranty thereof or assert or file any claim against the assets of 4MCA or any other person liable for this Guaranty or the Obligations, or any part thereof, before or as a condition of enforcing the liability of Guarantor under this Guaranty.

     Until payment and performance in full of the Obligations, Guarantor waives any right to enforce any remedy of MTVA which MTVA now or may hereafter have against 4MCA, any other guarantor or any other person and waives any benefit of, or any right to participation in, any security whatsoever now or hereafter held by MTVA. Guarantor waives any defense Guarantor may have based upon any election of remedies by MTVA which impairs or nullifies Guarantor's subrogation rights or Guarantor's rights to proceed against 4MCA for reimbursement, including, without limitation, any loss of rights Guarantor may suffer by reason of any rights, powers or remedies of 4MCA in connection with any state, federal or foreign anti-deficiency laws or any other laws limiting, qualifying or discharging the Obligations.

     The liability of Guarantor hereunder shall be reinstated and revived and the rights of MTVA shall continue if and to the extent that for any reason any payment or performance by or on behalf of 4MCA is rescinded or must be otherwise restored by MTVA, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid or such act had not been performed. The determination as to whether any such payment or performance must be rescinded or restored shall be made by MTVA in its sole discretion; provided, however, that if MTVA chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold harmless MTVA with respect to all costs (including, without limitation, attorneys' fees) of such litigation.

     THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered by Guarantor as of the date first above written.

                              FOUR MEDIA COMPANY, a Delaware corporation

                              By:
                                  ---------------------------------------------
                                  Its:
                                       ----------------------------------------

                                       2